                                                                                                                                                                             EXHIBIT 99.1

CONOCO

2001 Analyst Meeting

November 14

Houston, Texas

AGENDA
2001 ANALYST MEETING
NOVEMBER 14, HOUSTON, TX

7:30 a.m.	Continental Breakfast
Texas Room, Omni Westside

8:00 a.m.	Welcome
Tom Henkel, Vice President, Investor Relations

8:05 a.m.	Overview of Conoco Strategies
Archie Dunham, Chairman, President & CEO

8:25 a.m.	Q&A

8:40 a.m.	Financial Overview
Bob Goldman, Sr. Vice President, Finance, & CFO

8:55 a.m.	Upstream
Overview
Rob McKee, Executive Vice President, Exploration Production
Exploration & Production, Conoco Canada
Henry Sykes, President, Conoco Canada Limited
Exploration & Production, United States, Northern South America, Europe, Southeast Asia, Middle East
Gary Merriman, President, Exploration Production United States & South America

10:00 a.m.	Break

10:15 a.m.	Global Exploration Review
Roger Pinkerton, General Manager, Global Exploration
10:40 a.m.	Upstream Q&A

10:55 a.m.	Downstream
Overview
Jim Nokes, Executive Vice President, Refining, Marketing, Supply & Transportation
Refining & Marketing North America
Richard Severance, President, Downstream, North America
Refining & Marketing International
Rick Hamm, President, Refining & Marketing Europe
Carbon Businesses
Carin Knickel, Vice President, Carbon Businesses

12:10 p.m.	Final Q&A

12:30 p.m.	Informal Lunch with further Q&A

1:30 p.m.	Adjourn

Forward-Looking Statement Disclaimer
These presentations contain forward-looking statements about Conoco’s exploration, production, refining, and other operating and financial plans and earnings results. These statements are not guarantees of future performance, involve certain risks, uncertainties, and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Actual outcomes and results may differ materially from what is expressed herein. Among the factors that could cause such differences are changes in crude oil and natural gas prices; changes in refining and marketing margins; potential failure to achieve, and potential delays in achieving, expected reserve or production levels from existing and future oil and gas development projects due to operating hazards, drilling risks, and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; unsuccessful exploratory drilling activities; unexpected delays or difficulties in constructing or repairing company manufacturing and refining facilities; general domestic and international economic and political conditions; the ability to meet government regulations; potential disruption or interruption of the Company’s facilities due to accidents or political events and other matters detailed in Conoco’s publicly available filings with the Securities and Exchange Commission.

Cautionary Note to U.S. Investors
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Syncrude proven reserves are distinguished from proved oil and natural gas reserves because SEC regulations define syncrude as mining-related and not part of conventional oil and natural gas reserves. We use certain terms in these presentations, such as “probable reserves”, “recoverable reserves”, “potential reserves” and “in place” reserves that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the disclosure in our Form 10-K, File No. 1-14521, available from us at 600 North Dairy Ashford Road, Houston, Texas 77079. You can also obtain this form from the SEC by calling 1-800-SEC-0330 and from the Internet at http://www.conoco.com/investor/

NOTES

NOTES

NOTES

Bob Goldman

Senior Vice President, Finance and Chief Financial Officer

Top Financial Issues from Last Year

- Dual classes of Conoco shares ✔
- Industry consolidation ✔
- Pooling of interest accounting ✔
- IPO tax implications ✔
- Emerging country investments ✔
- Downside price protection ✔
- Balance sheet flexibility

Continuing Strong Earnings Performance

$ Million
2000
1800
1600
1400
1200
1000
800
600
400
200
0
10%
1994
1995
1996
1997
1998
1999
2000
2001Q1-Q3

Note: Net Income Before Special Items

•	Year-to-date record earnings of $1.6 billion

•	Significantly exceeding our 10% average growth target

•	Emphasis on long-life Upstream projects complemented by strong Downstream operations is paying off.

Accounting for Gulf Canada

Purchase Price Allocation
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Unproved
1.8
Proved
3.5
Natural
1.2
Deferred
Taxes
1.8
1.0
Properties
Goodwill
Other Assets

3rd Quarter 2001 Accretion: $.05 Earnings Per Share

•	Acquisition cost was $4.6 billion for stock and $2 billion for assumption of debt, preferred shares, and minority interest.

•	Total purchase cost for accounting purposes is $9.5 billion due to fair value write-up of assets and deferred taxes.

•	Unproved properties and goodwill are not currently amortized.

Integration Delivers Over The Price Cycle

CPO
$ Billion
Cash Provided by Operations
Price/BOE
$
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
24
22
20
18
16
14
12
$14.00
$14.26
$16.92
$16.61
$12.37
$14.93
$22.33
Downstream averages over $700 million per year
1994
1995
1996
1997
1998
1999
2000
2001Q1-Q3
Downstream
Upstream
Upstream Realized Price/BOE

•	Strong correlation between price and Upstream cash generation

•	Solid downstream performance under a variety of commodity prices

•	Hedging program mitigates possible lower prices in 2002

Maintaining Capital Discipline

$Billion
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1994
1995
1996
1997
1998
1999
2000
2001E
2002E
Downstream
Upstream
Emerging Bus

Note: Excludes significant acquisitions

•	Forecast for 2001 capital budget is about $2.8 billion including Gulf Canada.

•	Combined Conoco and Gulf Canada forecast for 2001 was $3.0 billion at time of acquisition.

•	Planned reduction of ~ $300 million in 2002 vs 2001 from:

Portfolio rationalization

Highgrading combined exploration and exploitation opportunities

Reduced spending

Derivatives Position

Rationale: Protect Cash Flow for Debt Repayment

Production covered:	105-110% of Gulf Canada equivalent BOE
	45-50% Conoco Worldwide Oil
	18-20% Conoco North American gas
Dates covered:	October 2001 through December 2002

Derivative Type	Amount	Price	Treatment
WTI Swap	40 MBD	$25.30	Hedge (OCI*)
NYMEX Swap	100 MMCFD	$4.02	Hedge (OCI*)
WTI Collar	35 MMBBLS	$23.50 floor/$25.81 cap	Mark to Market
WTI Collar	17.3 MMBBLS	$25.00 floor/$27.77 cap	Mark to Market
WTI Collar	2.25 MMBBLS	$25.00 floor/$28.50 cap	Mark to Market
NYMEX Collar	120 MMCFD	$4.00 floor/$4.60 cap	Mark to Market

* Other Comprehensive Income

•	Hedging program designed to protect cash flow generation during debt repayment period.

•	All derivatives are marked to market.

conoco

Accounting Treatment For Derivatives

Mark to Market (MTM)

- Single settle options
- Value based on <u>average</u> price over 15 mo. period
- Re-valued each quarter
- MTM gain or loss booked to <u>Underlying Income</u>

Hedges

- "Forward" sales
- Gain or Loss realized in underlying price as production occurs
- Forward months re-valued each quarter with gain or loss in <u>Other Comprehensive Income</u>

Future changes in fair value (MTM) dependent on: forward price, volatility, price to date, time remaining

•	Quarterly Results to date from Hedging Position:

	2nd Qtr	3rd Qtr	YTD
Crude Oil
Earnings ($MM)	5.2	30.4	35.6
Other Comprehensive Income	7.9	24.1	32.0

Total	13.1	54.5	67.6
WTI Forward Price	$25.03	$23.46	$23.46
Natural Gas
Earnings ($MM)	18.7	23.2	41.9
Other Comprehensive Income	13.6	22.2	35.8

Total	32.3	45.4	77.7
NYMEX Forward Price	$3.57	$2.77	$2.77

CONOCO

Protecting Cash Flow Through Derivatives

Earnings and Cash will be equal by year-end 2002

Estimated After-Tax Gain on Hedges ($MM) October 2001 through December 2002

Oil Price (WTI)	Gas Price (NYMEX) $2.00	$2.40	$2.80	$3.20	$3.60	$4.00
$20	327	302	277	251	226	200
$22	236	210	185	159	134	109
$24	154	129	104	79	54	28
$26	115	89	64	39	14	(11)
$28	45	20	(5)	(30)	(56)	(81)
$30	(46)	(71)	(96)	(122)	(147)	(172)

Notes: Excludes impact of mark to market accounting; Gain based on average price over life of derivative(s) in place; Assumes 37% tax rate

•	Assuming hedges are in place through expiration in December 2002, the earnings and cash flow will be equal at that time.

Mark to Market earnings have been recognized in 2001.

Protecting Cash Flow through Derivatives

$Million
Potential After-Tax Gain from Hedges
400
300
200
100
0
-100
-200
$2.00 NYMEX
$2.40 NYMEX
$2.80 NYMEX
$3.20 NYMEX
$3.60 NYMEX
$4.00 NYMEX
Gas Price
Oil Value
$20
$22
$24
$26
$28
$30
Oil Value
WTI Price

Notes: Excludes impact of mark to market accounting; Gain based on average price over life of derivative(s) in place; Assumes 37% tax rate

•	A graphical display of the chart on page 15

Balanced and Flexible Capital Structure

- Single class of stock as of 10/8/2001
- Refinancing completed for acquisition and assumed debt

$Million
Debt Maturity Profile
2000
1500
1000
500
0
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'29
'31

Conoco Capital Structure

Instrument	Amount ($MM)
5.90% senior notes, due 2004	1,348
6.35% senior notes, due 2009*	750
6.95% senior notes, due 2029*	1,900
5.45% senior notes, due 2006 (CFC)	1,250
6.35% senior notes, due 2011 (CFC)	1,750
7.25% senior notes, due 2031 (CFC)	500
FRN, 3-month LIBOR + 77, 12 month maturity*	500
FRN, 3-month LIBOR + 85, 18 month maturity*	500
Commercial Paper outstanding 9/30/01	1,044
Other Misc. Debt Instruments	109

Total as of 9/30/2001	9,651

* Interest rate swaps have been executed on a portion of this debt.

Achieving Attractive Interest Costs

Interest Rate
Current Cost
7%
6%
5%
4%
3%
2%
1%
0%
Pre-tax
After-tax
Total Portfolio
CFC Debt

- **Financing Highlights:**
  - Nova Scotia subsidiary receives 58% tax deduction on interest expense
  - Attractive interest rate environment
  - Mixture of fixed and floating interest rates
  - Repayment flexibility

•	Nova Scotia subsidiary Conoco Funding Company (CFC) provides very low after tax borrowing cost.

•	Total portfolio is nearly 200 basis points lower after tax for total debt than compared to pre-acquisition levels.

•	Additional benefit gained from using interest rate swaps on long term debt.

Highgrading the Portfolio

Disposition Program of $1 Billion Planned

$500 Million Dispositions Announced/Completed

$Million
Disposition Proceeds
800
700
600
500
400
300
200
100
0
'95
'96
'97
'98
'99
'00
'01
'02
Completed
Planned/Announced

•	Over $500 million of dispositions announced or completed to date, including:

•	Gulf of Mexico shelf

•	Pocahontas Gas Partnership

•	Mature US onshore in Permian Basin and Wyoming

•	Citcon Refinery

•	Spain Marketing

•	Additional US assets for sale (see Randall & Dewey website)

Meeting Debt Reduction Targets

Debt Reduction Promised: $2.0-$2.5 Billion

Debt
$Billion
Debt to
Cap%
12
10
8
6
4
2
0
70
60
50
40
2001 at closing
2002 estimated
Debt
Debt as % of Capitalization

•	We have made significant progress on debt reduction.

•	Debt at closing:	$10.5 Billion
•	Debt at end of 3rd quarter:	$9.7 Billion
•	Debt by year end 2002:	$8.0 - $8.5 Billion

•	Debt reduction will be derived from free cash flow, disposition proceeds, capital reductions, realization of synergies, cost effective asset monetizations, and potential hedging gains.

•	Timing of receipt of sales proceeds will determine pace of reduction.

•	Hedging program will help protect cash flow in lower price environment.

Conoco: Focused and Delivering

- Growing earnings
- Reducing debt
- Funding long term growth
- Protecting value
- Maintaining balance
- Meeting the future

This Page Intentionally Blank

Rob McKee

Executive Vice President

Exploration Production

Upstream

Exploration
& Production
Core Area

Core Areas promote:

- *Focus*
- *Leverage*
- *Growth*
- *Performance*

•	Conoco Upstream has been a premier performer to date.

•	2001 has been a transformational year with the Gulf Canada acquisition.

•	We are bigger, stronger and better with outstanding prospects going forward.

Promises Made

- Increase gas to oil production ratio
- Add new core areas
- Improve exploration effectiveness
- Average 4-5% production growth
- Replace production with new reserves

•	We have set bold, focused, value-based objectives that we have achieved.

Promises Kept

- We said: *Grow gas/oil ratio*
- We've done: *Increased gas from 37% to 45% of total worldwide production*

Gas % of Total BOE
50
45
40
35
30
1996
1997
1998
1999
2000
2001
(est)

•	We’ve increased gas production as a percentage of worldwide production from 37% to 45% since 1996.

CONOCO

Promises Kept

- **We said:** *Add 2 new core areas*
- **We've done:** *Built Northern South America and Southeast Asia into 3rd and 4th core areas*

•	We set out to build 2 new core areas and we’ve done just that.

Promises Kept

- We said: *Be an outstanding explorer*
- We've done:
  - *1998 – 2001:*
    - *38 discoveries / 1.1 billion planning barrels added*
    - *41% wildcat success rate*
    - *81% appraisal success rate*
    - *Significantly improved prospect inventory*

•	We have significantly improved our effectiveness when it comes to exploration, and in the process reduced dry hole costs as a percentage of our total exploration costs.

•	Making more/bigger discoveries

•	Drilling fewer/cheaper dry holes

•	Added significant opportunities

Promises Kept

- **We said:** *Replace more than 100% of our production*
- **We've done:** *Averaged 159% since 1995 (ex. Gulf)*

600
500
400
300
200
100
0
MMBOE
943
1995
1996
1997
1998
1999
2000
2001
(est.)
Annual Production
Reserves added

•	Since 1995, we’ve grown production, and in total, we’ve booked more reserves than we’ve produced.

•	We’ve replaced produced reserves by almost 160% on average.

Promises Kept

- **We said:** *Average 4 to 5% annual production growth*
- **We've done:** *Averaged 4% growth since 1995 excluding Gulf and 6.5% including Gulf*

350
300
250
200
150
100
50
0
MMBOE
195
210
210
213
232
240
281
1995
1996
1997
1998
1999
2000
2001 (est.)
Gulf (6 mos.)
Conoco
4% Growth

•	Since 1995 we’ve averaged about 4% annual production growth, excluding volumes from Gulf Canada.

•	Since the IPO, we’ve averaged 4.5% production growth.

•	With Gulf Canada volumes for the second half of 2001, we expect to have averaged around 10% per year since 1998 and 6.5% since 1995.

In Summary…

Promised	Delivered
• Increase natural gas production as a percent of total production	✓ Yes
• Add 2 new core areas in addition to North America and the North Sea	✓ Yes
• Significantly improve our exploration effectiveness	✓ Yes
• Average 4-5% annual production growth	✓ Yes
• Replace production	✓ Yes

•	We’ve done everything we said we would do.

•	Accomplishing these strategic goals has consistently allowed us to be recognized as a top performer, and frequently #1, in many industry studies.

Gulf Canada

Why?

- Good price
- Reserves / Production
- Portfolio Flexibility
- Significant "Upside"
- S.E. Asian Presence
- Canadian Gas

Fits like. . .

•	The Gulf Canada acquisition fit us like a glove.

•	Given the size of the deal, coupled with recent terrorist acts and general price declines, this year has changed a few things for us in the very near term.

New Objectives

Complete Integration
Achieve Synergies
Continue Premier Performance
Restate Goals
Generate Cash

Continue to Grow !

•	Near term, we’ll complete the integration, high-grade our portfolio, reduce debt, and restate our goals.

•	Going forward, we’ll continue our premier performance and continue to grow through the drill bit and commercial deals.

Disposition Program

Select Western Canada Fields
Select North Sea Fields
4 North Dakota Fields
Pocahontas
3 Permian Fields
North Maurice
4 Lobo Fields
8 GoM Fields
Assets To Be Sold
Assets Sold

•	The Gulf deal allows us to high-grade our asset and opportunity portfolios.

•	Our process will focus on strategic value and growth potential as two of the many considerations we will take into account.

Cash Generation

- Asset Dispositions
  - $1 Bn in proceeds
  - Up to 20 MMBOE in sold '02 production
- Capital Reductions
  - $250 - $350 million in reduced 2002 CAPEX
- Synergies and other O&O reductions
  - >$150 MM per year
  - $.50 per barrel worldwide target

•	Cash generation for debt repayment will be achieved through:

•	$1 Bn in asset dispositions

•	Capital reductions of about 300 million in 2002 compared to total of Conoco and Gulf Canada upstream budgets for 2001

•	>$150 MM in synergies

•	Other O&O reductions

•	Of the total capex reduction, $100 - $150 million is exploration capex.

Production Outlook

350
300
250
200
150
100
50
0
MMBOE
213
232
240
281
305-315
1998
1999
2000
2001
2002
2003
2004
2005
Base Assets
Business Expansion
Exploration Projects
4% Growth

•	Based on the reduced near-term spending to help pay off debt and the possibility of other dispositions, we are targeting 4% average growth through 2005. The potential exists for a higher rate after 2005 as multiple, existing discoveries are developed.

•	Starting from this new base, we remain confident that we can deliver the targeted growth ... and the series of slides that follow indicate the sources of growth year-by-year.

2002 Sources of Growth

Indonesia Gas Sale 1
Kakap Gas
Vanguard
Ursa
Indonesia Gas Sale 2
Full-Yr Gulf Canada
Solomon
CMS3
Pangkah
PZ
Alba South
Huldra
Base Assets
Business Expansion
Exploration Projects
2001
2002

•	See appendix for details

2003 Sources of Growth

Sumpal
Q4-10
CMS3
Tengah Gas
Princess
Indonesia Gas Sale 2
South Jambi
Caltex II
VK / DY
Vanguard
Syncrude
Rang Dong S
Grane
48/10-B
2001
2002
2003
Base Assets
Business Expansion
Exploration Projects

•	See appendix for details

2004 Sources of Growth

Belanak
South Jambi
Magnolia
Suban Gas
Sumpal
PZ
Corocoro
Syncrude
Grane
Surmont
Clair
Caltex II
Sutu Den
Princess
VK / DY
PL-203
Base Assets
Business Expansion
Exploration Projects
2001
2002
2003
2004

•	See appendix for details

2005 Sources of Growth

Sumpal
PL-203
Suban Gas
Kappa and 21/3-A
Grane
Sutu Den
Corocoro
Surmont
Clair
Magnolia
Caltex II
2001
2002
2003
2004
2005
Base Assets
Business Expansion
Exploration Projects

•	See appendix for details

Reserve Replacement

600
500
400
300
200
100
0
MMBOE
943
1,200
est
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Annual Production
Reserves added

•	Since the IPO in 1998, we’ve consistently grown production, and in total, we’ve booked more reserves than we’ve produced.

•	Since 1995, we’ve replaced produced reserves by roughly 160% on average.

Capital Program

Forecasted Annual Capital Expenditures
$ Millions
3000
2500
2000
1500
1000
500
0
2001
2002
2003
2004
2005
Conoco+GC est
Base Assets
New Projects
Exploration

•	Our CAPEX levels needed to carry out this program will average around $2.4 Bn per year.

Conclusion

Bigger, Stronger and Better

"Before"

"After"

•	In conclusion:

•	We have done what we promised.

•	We have added significant assets and opportunities through Gulf Canada.

•	We have lots of opportunities due to our exploration and commercial efforts.

•	The future is bright ... we’re bigger, stronger and better than ever before.

This Page Intentionally Blank

A Major Force in Canada

Mackenzie Delta
Syncrude
Western
Canada
Scotian Shelf
Conoco
Gulf Canada

Now the 5th Largest Oil & Gas Producer in Canada

•	A new company of substantial size, flexibility and great potential

•	5th largest oil and gas producer in Canada at over 177,000 boe/d net after royalty (2001 estimated) includes Petrovera and Syncrude

•	An enviable and well positioned portfolio

•	Substantial undeveloped acreage: 5.6 MM net western Canada, >500,000 gross acres in the far North, and >4 MM net acres on the Scotian Shelf

A Major Force in Canada

Conoco Before
Liquids 9%
Natural Gas 91%
Conoco + Gulf Canada
Light Oil 16%
Synthetic 10%
NGL 5%
Heavy Oil 12%
Medium Oil 8%
Gas 49%

Production went up over 1100% to 177,000 boe/day

•	Before: 2001 estimated production 83.1 mmcf/d natural gas and 1.3 mbbl/d liquids

•	After: 2001 estimated production 513.9 mmcf/d natural gas and 91.7 mbbl/d liquids

•	28.45 mboe/d light crude

•	14.48 mboe/d medium crude

•	6.69 mboe/d heavy crude

•	9.7 mboe/d NGL

•	18.2 mboe/d Syncrude

•	503.4 mmcf/d (83.9 mboe/d) natural gas

•	Petrovera 14.2 mbbl/d heavy conventional oil and 10.5 mmcf/d gas

•	Chart does not include Ecuador 3.8 mbbl/d of heavy oil.

•	Proforma reserves are 1,638 mmboes proven (excluding Syncrude) and 1,922 mmboes (including Syncrude).

Implementing Strategy

TODAY		TOMORROW
Capital/Boe Too High		Lower Capital/Boe
High Decline Rate	→	Lower Decline
		Surmont, Syncrude, Mackenzie Delta, Deep Gas, Midstream

TACTICS

- Aggressively Exploit
- Active Portfolio Management
- Focus on Deep Gas Exploration
- Develop Major Projects

•	Our production/reserve life (approx. 12x) is currently at the top of the Canadian industry allowing us to have an aggressive exploitation program.

•	Gas exploration focused towards long life, low decline. We will pursue shallow gas on a discretionary basis timed to commodity prices.

•	Aggressive moves to bring our projects forward. Target first gas from MacKenzie in 2007, decision in 2002 on Surmont, Syncrude doubles production by 2007.

•	Very active, disciplined portfolio management

•	Strong focus on sustainable long-term value

CONOCO

Western Canada Conventional

Steen
ALBERTA
Ladyfern
Syncrude
Talbot
Red Earth
Hotchkiss / Sutton
Sunmont
Wembley
Swan Hills
Cutbank
Hawkeye
Area
Foothills
Edmonton
Peco
Rimbey
Brazeau
Hoadley
Strachan
Sylvan Lake
Richdale
Ghost Pine
Calgary
Jenner
Vulcan

- Generates substantial cash
- 85% operated
- Large Land Base: 5.6 MM acres undeveloped
- Quick connect activities in core areas
- Grow longer term exploration in high potential areas

•	Western Canada is our economic engine, expected net cash flow of roughly US $300 MM for 2002; the “bridge” to our longer term projects.

•	Many optimization and exploitation opportunities; quick connect discretionary shallow gas; opportunities for focused exploration; well diversified across commodities and geology

•	Remaining potential is very large.

•	Exploration is focused on Devonian Play and Foothills.

•	Basin decline rates are currently high due to focus on shallow gas in recent years.

•	Oil production is getting heavier.

•	F&D costs to the US $6.50/boe level due to high levels of exploitation activity driven by gas prices and shallow gas activity.

Western Canada Conventional

- US $300 MM planned capital spend in 2002
- Target success rate: >75%
- Proven reserve replacement > 100%
- Target top quartile F&D costs < US $4.75/boe
- Recent successes - SE Alberta Gas

•	For 2002, US $240 MM for Development, the balance to Exploration

•	Shallow Gas in SE Alberta:

•	180 Gross wells in 2001 added 23.4 Bcf of net reserves

•	Rates of Return well in excess of 15% using current strip pricing

•	Short payout, declines flatten out to 13%/yr

•	F&D costs top quartile for Canada projects

•	Substantial shallow gas inventory

Oilsands - *The Future*

Athabasca
Peace River
Fort
McMurray
Cold
Lake
Edmonton
Calgary

Syncrude Partners	Surmont
Conoco	Conoco
Suncor	Koch
Albian(Shell)	PetroCanada
Japan Canada Oil Sands	Devon
Mobil	CNRL
PanCanadian	Opti
Deer Creek	SynEnco

Alberta Energy	CNRL

Shell

Cold Lake Partners	
Imperial	Koch
Alberta Energy	Murphy
CNRL	Suncor
Husky	Devon
Black Rock

•	High profitability per barrel; low DD&A/bbl

•	Largest untapped source of oil on the North American continent

•	Plans point to 900,000 bbl/d by 2005 and 1.8 MM bbl/d by 2010

•	Infrastructure constraints on growth

•	Integrated producers have an advantage - experience, technology and research

•	Conoco very established in all 3 areas

CONOCO

Syncrude - *Visible, Profitable Growth*

- 260,000 bpd
- 8+ Billion Bbls in place
- Conoco 9.03% WI
- Long reserve life
- Low finding costs
- Royalty & tax regime
- Syncrude blend desirable
- Operating costs are key
- Identifiable growth

•	Syncrude Plant installed capacity capable of 90+ MM bbls/yr

•	Strong, focused effort on improving reliability & reducing costs

•	2001 production expected to be 82.5 MM bbls/yr

•	2002 forecast at 85-90 MM bbls/yr, 90+ MM bbls/yr realistic for post-2002

•	Embarked on Stage 3 growth project to 130+ MM bbls/yr by 2005

•	Doubles Aurora North mine

•	Adds 3rd coker, hydrotreating capacity & peripherals

•	Product quality & environmental improvement

•	US $2.72 Bn investment

•	Royalty Regime 1% till capital payout, 25% of net revenues thereafter

•	Federal tax write-off for capex in excess of 5% of project revenues.

Surmont's Huge Potential

N
Syncrude
Fort
McMurray
Surmont
0 24 km
0 15 mi

- Pilot underway since 1997
- Commercial project application submitted
- 15 - 20 billion bbls in place
- 5 - 10 billion bbls recoverable
- 100,000 bbl/d project for 100 years
- No reserves currently booked

•	April 2001 application for 100K bbl/d - 4 phases of 25,000 bbl/d each

•	8 degree API crude

•	Conoco is 43.5% owner and is operator; partners are Total/Fina/Elf and Anderson.

•	Regulatory approval expected Spring 2002; Commercial Decision Phase 1 - Q3 2002; Start up/ first production Q4 2004 at 25,000 bbl/day

•	Phase 1 (2002-2004) capital of US $223 MM

•	Phase 2 capital (2005-2005) US $138 MM for a further 25,000 bbl/d

•	Full 100,000 bbl/d by 2012

MacKenzie Delta

Prudhoe
Delta Gas
N
ALASKA
Parsons Lake
Inuvik
YUKON
Norman
Wells
NORTHWEST
TERRITORIES
Fort Liard
Fort Nelson
Zama
Ft.
McMurray
Edmonton

- Operate two significant discoveries
  - ✓ Parsons Lake - 1.8 TCF net
  - ✓ Amauligak - 1.3 TCF, 150 mmbbls oil net
  - ✓ 15 additional blocks
- 528,000 acres of exploration lands, granted prior to "land rush"
- First gas 2007- 2009

•	Important not only for us and but also for the future of northern Canada

•	Substantial assets

•	15 additional blocks contain an estimated 200 MM net barrels of oil and 500 net Bcf of gas

•	Our first production target is 2007; Regulatory approval by end of 2004; Construction start in 2005 and drilling in late 2005

•	Current projections and futures markets for gas prices support economics

•	Significantly cheaper than Alaska natural gas pipeline from North Slope

Conoco Canada Future

ALBERTA
Edmonton
Calgary

Light Oil
16%
Synthetic
10%
NGL
5%
Heavy Oil
12%
Medium Oil
8%
Gas
49%

Prudhoe
Delta Gas
N
ALASKA
Parsons Lake
Inuvik
YUKON
Norman
Wells
NORTHWEST
TERRITORIES
Fort Liard
Fort Nelson
Zama
Ft.
McMurray
Edmonton

N
Syncrude
Fort
McMurray
Surmont

Assets + People + Upside Potential = Value Growth

•	3 companies successfully integrating - Crestar, Gulf Canada, and Conoco

•	Synergies: US $150 MM very achievable

•	Downstream integration

•	Gulf’s exploitation skill-set

•	Exploration

•	Upgrading expertise, R&D

This Page Intentionally Blank

Gary Merriman

President
Exploration Production
United States & South America

Current US Focus Areas

UT
CO
KS
AZ
NM
OK
MI
AL
LA
TX
HOUSTON
LAFAYETTE

- Cash generator
- Focused asset base
- Aggressive cost management
- Selective dispositions

Strengthening Base through Cost Discipline and Focus

•	Reduced number of fields by half from over 150 in 1995 to roughly 70 now without significant reduction in production

•	Now, post Gulf Canada, divesting non-strategic onshore and GoM shallow water properties (see disposition program slide on page 34)

•	Disposition efforts ahead of schedule with excellent results

South Texas: Lobo

- Maximizing value
- Effective operations
- Cost focus
- Positioning for next upswing

Optimizing Field Operations and Performance

•	South Texas cost leadership position

•	Over 500 drilling locations remaining

•	Reducing rig count from 10 to 8 results in 25 MMCFD less production in 2002

•	Optimizing field operations, reducing costs and building stronger inventory of drilling prospects

Deepwater Developments

HOUSTON
NEW ORLEANS
Viosca Knoll
Viosca Knoll
Mississippi Canyon
Ewing Bank
Princess
Magnolia
East Breaks
Garden Banks
Green Canyon
Atwater Valley
Alaminos Canyon
Keathley Canyon
Walker Ridge
Lund

Turning Exploration Success into Production

•	Magnolia and Princess underpin near to mid-term production growth in deepwater GoM

•	Magnolia: Conoco 75% WI; operator

•	Princess: Conoco 16% WI

•	Net production from Magnolia and Princess of 40 MBOED by 2006

Magnolia Development

Mechanical Risk Index vs. Cost Per Foot
2000 thru Q3-2001
MECHANICAL RISK INDEX
Less Difficult
More Difficult
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
5,500
6,000
6,500
7,000
7,500
$500
$700
$900
$1100
$1,300
$1,500
$1,700
$1,900
Cost/Ft.
AVERAGE
Conoco Average
Magnolia Appraisal Wells
2000 Cost/Ft MRI Performance Line
GB 783 Unit
783
784
827
828
Magnolia Field
#1 ST
#1
#2
#2 ST
3 miles
Shallow Pay Horizon
Main Pay Horizon
Deeper Pay Horizon

Supporting US Growth through Rapid Development

•	Drilled 3 appraisal wells in 2001

•	Top quartile drilling performance

•	Project sanction 2001Q4

•	First oil 2004

•	Estimated recoverable hydrocarbons exceed 150 MMBOE (gross)

•	Strategically positioned to capture first mover advantages with early infrastructure in an active area

Princess Development

Ursa Tension Leg Platform

Princess
Mars
Ursa
Hermes

Low Cost Development Creating High Value Barrels

•	First production 2002Q2 from a well drilled off the Ursa TLP

•	Three sub-sea wells to be tied back to Ursa

•	Estimate recoverable hydrocarbons up to 200 MMBOE (gross)

•	High value, low cost development opportunity

•	Future exploration upside potential at Princess and Hermes

Mexico Opportunities

Lobo
Burgos
Chihuahua
Sabinas
Tampico
Deepwater
Sierra Madre
Misantla

Basins with Production

Basins without Production

Leveraging South Texas and Deepwater Capabilities

•	Government moving quickly with energy reform; foreign operator participation likely in 2002

•	Burgos Basin first to open, and in early stage of life cycle

•	Pemex seeking operator to provide all Upstream services from seismic acquisition and drilling to gas gathering and processing

•	Creating value through service contract

•	Conoco uniquely positioned to leverage South Texas knowledge and GoM deepwater expertise

Europe

Norway
Key assets:
Heidrun
Troll
Oseburg
Statfjord
Russia
Key assets:
Ardalin & Satellites
Northern Territories
Schtokman
STAVANGER
ABERDEEN
MOSCOW
LONDON
CNS
Key assets:
Britannia
Alba
Millar
BATUMI
ISTANBUL
SNS
UK & NL
Key assets:
CMS
Viking, Victor, VTS
LOGGS

Benchmarking

Production Cost ($/BOE)
2
1.5
1
0.5
0
A
B
C
D
UK
E

Reducing Costs

Production Cost ($/BOE)
5
4
3
1998
2001

Selective Acquisitions and Cost Efficiency

•	Significant core area with established track record for delivering superior business performance

•	Aggressively rationalizing assets from Saga UK acquisition

•	Placed 2nd in McKinsey benchmarking study for production cost per barrel for UK Southern North Sea

•	Reduced production cost per barrel by $1/boe from 1998 to 2001

New Developments in Europe

Clair
PL203
Grane
Alba S.
21/3
Kappa
Alder
ABERDEEN
LONDON
Q4-10
CMS3
Vanguard

Europe Production Profile
Sanctioned / Planned
21/3
Kappa
PL203
Alder
CMS3
Alba South
Vanguard
Grane
Clair
Q4-10
2001
2002
2003
2004
2005

Adding Significant Value through Snuggle Exploration

•	10 new oil and gas fields to be brought on production by 2005; 8 near existing infrastructure

•	Snuggle exploration added $5.80 per after-tax dollar invested from 1998-2001

•	Participating in 2 major long-life field developments, Clair (UK) and Grane (Norway)

•	North Sea production to grow 3% per year through 2005

•	Longer term growth potential from northern Norway exploration, Russia and the Caspian

Venezuela Petrozuata

to Lake Charles Refinery
Caribbean Sea
PETROZUATA
Marine Operations
CARACAS
JOSE
Puerto La Cruz
Pariaguan
MACHETE
ZUATA
HAMACA
CERRO NEGRO
Ciudad Bolivar
Ciudad Guayana
Pipelines
20" Diluent
36" Diluted Crude
Upgrader
Field Development
Production Ops & Drilling

Integration delivering value across the chain.

•	Completion Test on track; wells and upgrader currently exceeding expectations

•	Petrozuata to provide more than 30 years of profitable cash and earnings

•	Huge resource base enables production rates across project life without decline

•	Leveraging position into additional prospective opportunities conoco

Syria: DEZ Gas Plant

World-Class Gas Plant Successfully Delivered

•	Plant completed within original budget and 6 months ahead of schedule

•	First gas achieved August 2001

•	Plant to gather 175 MMCFD of previously flared gas and will recycle 280 MMCFD from nearby field

•	Delivering value without booking reserves or owning production conoco

Saudi Arabia: Core Venture 3

Petrochemical Plant
Power/ Desalination Facility
Gas Transmission
Saudi Arabia
Gas Processing
Proved Undeveloped Reserves
Upstream Exploration

REVIEW

Appearing Every Thursday

arab news

SAUDI ARABIA'S FIRST ENGLISH LANGUAGE DAILY

Kingdom signs accords with eight oil majors

Active Participant in Significant Growing Business

•	Natural gas development that spans value chain from wellhead to market

•	Conoco has lead role in gas processing and transmission

•	Exploration includes 70,000 square miles

•	Conoco has been awarded 30% equity position

•	Negotiations progressing well

•	Creating value without booking reserves

Middle East Region

Lebanon
Syria
Israel
Iraq
Gaza Strip
Jordan
Iran
Kuwait
Egypt
Qatar
UAE
Saudi Arabia
Oman
Yemen
Existing Operations/Assets
Near Term Potential
Long Term Potential

Near Term and Long Term Business Opportunities

•	Short-listed for Dolphin gas project

•	Huge regional gas potential

•	Conoco well respected in region

•	Reputation opening doors and creating new potential opportunities

•	Potential to become 5th core area

Conoco in Indonesia

West Natuna Sea
Malaysia
170 mi
WNTS
Pipeline
Singapore

Belanak

Moveable Offshore Gas Production Unit

Delivering Results, Capitalizing on Competitive Advantages

•	First gas from Block B delivered to Singapore in June 2001; 1st gas sale for 1 TCF

•	2nd gas sale from Block B signed in March 2001 for 1.5 TCF to Malaysia

•	Combined peak production from both contracts to reach 390 MMCFD (gross)

•	Belanak field development on track for first production in 2004

•	Additional snuggle exploration potential exists in Block B

conoco

Gulf Indonesia

MALAYSIA
CALTEX
SINGAPORE
SUMATRA
SAKERNAN
SOUTH JAMBI 'B'
PSC
SUMPAL
GRISSIK
PLANT
SUBAN
CORRIDOR PSC
N
100 KM

Grissik Gas Plant

CORRIDOR BLOCK
SUBAN FIELD
5
7
3
2
6
1
4
8
10
DM-2
9
N
5 KM
DELINEATION
LOCATION

Significant Long-Term Cash Flow Opportunities

•	4 long term gas sales contracts in place today:

•	Kakap for 0.5 TCF

•	Caltex I for 1.2 TCF

•	Caltex II for 1.1 TCF

•	Sumatra-to-Singapore for 2.3 TCF

•	Additional uncontracted gas of 3+ TCF from Suban field

•	Recent exploration discoveries offshore East Java

Vietnam

107°
108°
109°
Vietnam
11°
10°
Bien Hoa
Ho Chi Minh
My Tho
1
Sutu Den
Sutu Vang
Ruby
Sutu Trang
15-1
15-2
Rang Dong
Rang Dong South
2
3
16-1
9-2
Bao Gam
Bach Ho
16-2
Bao Vang
CUU LONG BASIN
9-1
4-2
4-1

Block 15-1
23.3% W.I.
400 – 800MMBO potential
- Sutu Den (appraising)
- Sutu Vang (3Q discovery)
- Sutu Trang (drill 2002)

Block 15-2
36% W.I.
- Rang Dong (appraising southern extension)

Block 16-2
40% W.I.
100 – 700 MMBO potential
- Bao Gam drill in 4Q 2001
- Bao Vang drill in 2002

Exploration, Appraisal and Development Success

•	Block 15-2: increasing production to over 60 MBOPD

•	Block 15-2: developing southern field extension; will sanction project for gas lift, water injection and gas export by 2001Q4

•	Block 16-2: currently drilling first exploration well

•	Block 15-1: Sutu Den field declared commercial in August 2001; Sutu Vang discovery announced in October 2001

Block 15-1: Sutu Den

Sutu Den
Sutu Vang
Ruby
15-1
Sutu Trang
15-2
Rang Dong

Fast Track Phase I Development

•	Aggressively moving from discovery to production

•	Phase I project sanction 2001Q4 with first oil 2004

•	Expected peak production rate 55 MBOPD

•	Second recent discovery, Sutu Vang, not in base plan; likely to tie to Sutu Den infrastructure in future

Southeast Asia Growth

VIETNAM
Pattani/
Malay Basin
THAILAND
Cuu Long Basin
Nam Con Son Basin
Northwest Natuna
Block I PSC
DW Baram Delta
Block A PSC
Kakap PSC
MALAYSIA
SUMATRA
Melaka
West Natuna
MALAYSIA
Duri
Singapore
Batam
KALIMANTAN
Suban5
South Sumatra PSCs
Sebuku PSC
Pangkah PSC
Ketapang PSC
Jakarta
JAVA
Sakala Timur PSC
Gulf Indonesia Area
Conoco Area
Gulf Indonesia Existing Grid Trans Indonesian Pipeline
Natuna to Singapore/Malaysia
Gulf Indonesia Sumatra to Singapore
Gulf Indonesia Future
Possible ASEAN Gas Pipeline Network (2010-2015)

•	19 million undeveloped acres

•	Equity interests in region projected to yield 50 MMBOE in 2006

•	Huge upside not included in base plan, including 4 TCF of uncontracted gas

•	Leveraging global gas expertise to play a leading role in developing future ASEAN gas grid

Bigger, Stronger and Better

North America:
Maintaining production levels with cost discipline
NW Europe:
Cost leadership and focused growth
Middle East:
Building foundation for future core area
N South America:
Growing long-term profitable business
SE Asia:
Impressive exploration results and rapid growth

•	Gulf of Mexico, North Sea and SE Asia underpin current growth projections

•	Additional growth opportunities beyond base plan include Saudi CV3, Dolphin, Mexico, the recent Vietnam discovery, Indonesia uncontracted gas, and more snuggle exploration

•	Building from capabilities and focusing on positions of strength

This Page Intentionally Blank

Roger Pinkerton

General Manager

Global Exploration

Exploration - Doing it Right !

•	Conoco is turning in a fourth consecutive year of strong exploration performance — one of the best track records in the industry.

•	We have an established strategy that is focused on relatively low risk, high potential, proven basins.

•	Our quantitative management processes and experienced exploration team allow us to compare and make global decisions objectively and consistently.

•	Success is being realized from the many excellent discoveries over the last four years, and from several significant opportunities that are truly world-class.

•	We have positioned ourselves to continue to increase the amount of annual planning barrels we find on a yearly basis.

CONOCO

‘ The Right ‘

Exploration Portfolio

Canada
Norway, UK, Netherlands
Morocco
Caspian / Black Sea
Gulf of Mexico
Saudi CV3
N. South America
Nigeria
Vietnam
Malaysia
Indonesia

Exiting:

- UK Atlantic Margin
- Algeria / Tunisia
- Ecuador

High-grade:

- W.Canada & S.E. Asia

Conoco · Gulf · Conoco + Gulf

•	Key to sustaining exploration performance is maintaining a robust, diverse portfolio.

•	The addition of Gulf Canada has brought in several good opportunities and has allowed us to high-grade the portfolio.

•	Work is continuing to further high-grade the portfolio, especially in Western Canada and Southeast Asia.

•	Excellent balance of oil and gas, North America and International.

conoco

‘ The Right ‘

Exploration Strategy

Lower risk, high potential basins

Higher risk, frontier basins

High value, asset support

•	Focus on lower risk, high potential, proven basins — GoM Deepwater, MacKenzie Delta, Venezuela, Norway, Caspian, Nigeria, Indonesia, Vietnam, Malaysia.

•	Selectively pursue large positions in frontier basins — Scotian Shelf, Barbados, Morocco, Saudi Arabia, Black Sea.

•	Support high value-per-barrel asset exploration — Canada, North Sea, Indonesia.

•	Apply the best technology. Our world class drillship, Pathfinder, continues to set the standard for deepwater drilling in the GoM. Recent press releases highlight our seismic processing and imaging capabilities that are important for geologic risk assessment.

•	$500MM budget (2002 onward). Combined annual budgets for Conoco and Gulf Canada in 001 would have been approximately $650MM.

conoco

‘ The Right ‘

Exploration Decision Process

Upstream Finding Team

Fundamental Exploration Principles

Global Portfolio Management

Professional Judgement

Value-Based Analysis

•	Conoco’s Upstream Finding Team consists of ten of our top senior exploration managers; averaging over 20 years in industry experience.

•	They provide global strategic direction and portfolio management decisions based on a set of fundamental principles, quantitative analysis, direct comparison, and experience.

•	Our sophisticated, proprietary analysis tools provide us with accurate value assessments of risk and reward for globally comparing each opportunity.

‘ The Right ‘

Exploration Results

400
350
300
250
200
150
100
50
0
MMBOE
average 270/year @ 1.2/BOE
year to date: 275
?
1998-2000
2001 est.
Worldwide Barrels Discovered (net) MMBOE
* Excludes Canada portion of Gulf Canada

1998 - 2000 Metrics

- $1.20 per barrel finding cost
- Average budget $350MM
- 26 discoveries in 1998-2000
- 40% wildcat success rate
  - ✓ 10% rate on discoveries >200 MMBOE (5x better than industry average)
- 70% appraisal success rate

* **2001 Year to Date**

- est. $540MM program
- 45% wildcat success rate
  - ✓ 9 wildcat discoveries
- 86% appraisal success rate
  - ✓ 18 successful appraisal wells

4 Years In a Row of *‘The Right’* Results

•	Conoco’s exploration effort has delivered very strong results four years in a row — rarely seen in industry.

•	We have discovered over 3 Billion BOEs gross since 1998, net to Conoco over 1 Billion BOEs.

•	$1.20/bbl finding cost metric

•	Our exploration wildcat success rate has averaged over 40% while our appraisal drilling success rate is over 80%.

•	On significant discoveries (>200 mmboe) it’s 10%, which is five times industry average.

Exploration Program - 2001

39+ Well Program*
21 wells completed
9 successful
4 drilling
14 remaining

45% Success Rate
Canada
Norway
UK
Netherlands
Gulf of Mexico
Barbados
Vietnam
Indonesia
Exploration Success
Wells Remaining

** Excludes Western Canada step-out wells.*

•	More wildcat discoveries made this year giving us a 45% wildcat success rate to date.

•	Largest discoveries have been in Vietnam, Indonesia and Netherlands.

•	Large discovery in Canada is from first prospect targeting deep gas in Alberta Foothills.

•	Several high impact wells drilling in 4th Qtr. — Kate in GoM, Havsule in Norway, Sandy Lane in Barbados, and Bao Gam in Vietnam.

CONOCO

Appraisal Program - 2001

86% Success Rate

31+ Well Program*
21 wells completed
18 successful
3 drilling
7 remaining

US Onshore
Gulf of Mexico
Venezuela
Nigeria
Indonesia
Vietnam

★ Appraisal Success
★ Wells Remaining

** Excludes Western Canada step-out wells.*

•	Major effort in 2001 to progress discoveries toward production — especially through our appraisal program.

•	Highly successful appraisal programs on Magnolia in GoM, Sutu Den in Vietnam, Corocoro in Venezuela, and Suban and Block B in Indonesia.

•	Appraisal program in Corocoro will extend into 2002, including an extended well test.

•	Nigeria appraisal well on Chota discovery on OPL 220 is being drilled by Shell and their partners on the OPL219 side of the discovery. We will receive the well data.

Turning Discoveries into Production

Beyond
N. Belut
Chota
Sutu Vang
Belanak Gas
2004
21-3
Kappa
Sutu Den
Clair
Magnolia
Belanak Oil
Corocoro
2003
Princess
Q4-10
2002
Vanguard Ext.
CMS III
Solomon Area

Development	Equity	P50 Size	1st Production

Vanguard Ext	50%	18 MMBOE	2002
Solomon Area	60-100%	30 MMBOE	2002
CMS III	56%	72 MMBOE	2002
Q4-10	44%	>70 MMBOE	2003
Princess	16%	>200 MMBOE	2003
Grane	6.4%	791 MMBOE	2003
Clair	24%	250 MMBOE	2004
Magnolia	75%	>150 MMBOE	2004
Sutu Den	23.3%	>250 MMBOE	2004
Kappa	83%	49 MMBOE	2004
21/3	75%	65 MMBOE	2004

Gulf of Mexico

- ✓ 7 New Prospects & Leads Added
- ✓ 1 New High Potential Play
- ✓ Norsk Hydro – AEC Portfolio Deal
- ✓ Future prospects 300 – 700 MMBO

NEW ORLEANS
Viosca Knoll
Viosca Knoll
Mississippi Canyon
URSA/PRINCESS
Ewing Bank
MAGNOLIA
Garden Banks
Green Canyon
Atwater Valley
East Breaks
1,000'
3,000'
5,000'
8,000'
Alaminos Canyon
Keathley Canyon
Walker Ridge
Lund
Water Depth
Conoco Lease
2001 Drilling Program
2002 Drilling Program

•	Our Gulf of Mexico deepwater program remains 3-5 exploration wells per year.

•	The GoM deepwater prospect portfolio is strong and getting stronger with time. Prospects going forward are primarily Miocene turtles in both the prolific eastern GoM trend and in the central GoM.

•	Norsk Hydro — AEC Portfolio Deal: Conoco’s strategy upon entering deepwater GoM in 1996 was to acquire large prospective acreage positions at high working interest levels and bring in partners for terms deemed favorable to Conoco. We recently announced two joint venture agreements which has secured our target working interest (W.I.) and cost interest levels in exploration prospects included in the two agreements. Conoco will remain operator of all the prospects it currently operates, retaining W.I. that range from 25 to 60%. AEC and Norsk Hydro will provide funding that Conoco will use to offset its portion of the well costs.

Canada Exploration

MacKenzie Delta

- 25% W.I.
- 500,000 gross acres
- Drill 2003/2004

Western Canada

Large, Deep Gas

- Solomon discovery (20-50 MMBOE)
- Gregg Antler to be drilled in 20014Q
- Multiple prospects

Shallow, Step-Out

- High grading
- Target low risk, high value gas/oil

Newfoundland
Hibernia
GRAND BANKS
Nova Scotia
SCOTIAN SHELF
Sable Island
N
Conoco W.I.
Scotian Shelf
Laurentian block

•	Gulf Canada acquisition added many new opportunities ranging from low risk, step-out prospects in Western Canada, to large gas prospects in the MacKenzie Delta, to giant oil potential on the Scotian Shelf.

•	Solomon discovery tested 17MMCFG/day and is expected to be on production early 2002. Multiple development locations to be drilled in 2002. W.I. 100%.

•	Shallow step-out drilling in Western Canada being characterized to concentrate on highest value opportunities.

•	Alberta Energy Company operates exploration venture in MacKenzie Delta. Additional seismic is being used to map prospects for drilling in 2003/2004.

•	Laurentian Block offshore east coast has been a positive surprise. Complete geologic evaluation is underway to quantify potential in preparation for possible drilling in 2004.

•	8.2 million gross acres with W.I. ranging from 10% on the west block to 35% in the central block and 80% in the eastern block.

Venezuela Gulf of Paria

Gulf of Paria
Corocoro
Trinidad
Venezuela

Corocoro

- Significant discovery
- 50% W.I.
- 2001 / 2002 Appraisal
  - 4 well program
  - determine commerciality
- Multiple prospects

•	Corocoro discovery well drilled in 1998. Significant accumulation of light oil and natural gas.

•	Appraisal drilling is progressing as planned. Have now drilled two out of four planned appraisal wells. An extended well test (EWT) is scheduled to carry in to next year.

•	Multiple prospects on the block and other regional opportunities continue to create the possibility of building a large business.

Deepwater Barbados

ST. LUCIA
Barbados
VINCENT AND THE GRENADINES
Sandy Lane Prospect
GRENADA
TRINIDAD AND TOBAGO
Gulf of Paria

Barbados

- 55% W.I.
- 12 million acres
- Sandy Lane Prospect drilling
- 250-700 MMBO potential
- Multiple prospects

•	Excellent example of maintaining a high potential, high risk opportunity as a low cost option.

•	Gross acreage at 45,500 sq kms (nearly 2,000 GoM Blocks)!

•	Conoco entered into an exploration license with Barbados on May 17, 1996.

•	Total/Fina/Elf farmed-in and now holds 45%.

•	11,000 km (approx) of 2D seismic, sea-bed cores, and limited 3D seismic have been acquired.

•	Have entered into the drilling phase with the Sandy Lane prospect.

•	Have 5 years to explore the license.

•	Excellent fiscal terms.

NW Europe Exploration

Bor
Heidrun Area
Havsule
Conoco/BP AMI
Akkar
Stavanger
Aberdeen
The Hague
London

High Value "Snuggle"

- 4 Discoveries in 2001
- > 50MMBOE (net)
- >$200MM Value
- Multiple Prospects

Giant Norway Prospects

- Havsule
  - 20% W.I., drilling
  - 700 MMBOE potential
- Bor
  - 25% W.I., drill 2002
  - 700 MMBOE potential
- Akkar
  - 40% W.I., drill 2002
  - 400 MMBOE potential

•	High value, asset exploration continues to be highly successful in NW Europe. Although prospect size is modest, value per barrel can exceed $6/BOE. Focus on cycle time reductions is bringing some discoveries on stream in less than 18 months.

•	Netherlands Q4-10 discovery — largest discovery in past decade off the coast of the Netherlands. Conoco has 46% of this 76 MMBOE discovery.

•	Norway 16th round and the mini-round in 2001 have allowed us to build a portfolio of giant prospects in deepwater Norway.

•	Conoco and BP have entered into an AMI for exploration activities for 17th and 18th Mid-Norway License Rounds. The AMI is for a 5 year duration and covers an area of 120,000 sq. km. Conoco will operate the Northern block and BP will operate the Southern block. Working interest will be 60:40 split in favor of operator.

S.E. Asia - Indonesia

Block A
MALAYSIA
Block I
Nila Block
Sabah
Kakap
West Natuna
SUMATRA
MALAYSIA
Suban
(3)
KALIMANTAN
South Sumatra
Sebuku
Pangkah
Ketapang
Jakarta
JAVA
Sakala Timur
Conoco
Gulf Indonesia

Conoco Indonesia

- 1 wildcat drilling
- 4 successful appraisal wells

Gulf Indonesia (GRL)

- 3 wildcat discoveries & 2 to drill 4Q
- 4 successful appraisal wells & 4 to drill 4Q

•	3 wildcat successes this year in GRL’s - Ketapang Block (W.I. 50%) in east Java (Bukit Tua-1, Jenggolo-1, and Payang-1). Estimated potential is greater than 200 MMBO and 1 TCFG.

•	8 appraisal successes this year — 4 in Conoco’s Block B (W.I. 40%), 3 in GRL’s Suban Field (W.I. 54%) and one in GRL’s Ketapang Block (W.I. 50%).

•	Nila Block acquired this year, 65% W.I., covers 5271 sq. km., 2D and 3D seismic planned for 2002.

•	Looking forward to next year’s wildcat program which includes 2 wells in Conoco’s Block B with estimated potential of 100 to 230 MMBOE and 6 GRL wells with estimated potential of greater than 500 MMBOE (W.I. ranging from 20% to 100%). The Teram prospect in the Ketapang Block and Kusan prospect in the Sebuku block are key wells for 2002.

•	Sabah exploration will continue next year with 2 wildcats on Block G with 180-450MMBOE potential each.

•	Appraisal program for 2002 will focus on Block B with 2 wells, several more wells in the Suban Field, and 2 wells to appraise the Bukit Tua discovery made this year.

Vietnam Exploration

107°
108°
109°
Vietnam
11°
10°
Bien Hoa
Ho Chi Minh
My Tho
Sutu Den
Sutu Vang
Sutu Trang
Ruby
15-1
15-2
Rang Dong
Rang Dong South
16-1
9-2
2
3
Bao Gam
16-2
Bao Vang
Bach Ho
CUU LONG BASIN
9-1
4-2
4-1
1

Block 15-1

23.3% W.I.

Sutu Den – sanctioning
- 250 – 400 MMBO

- Sutu Vang - 2001 discovery
  - 150 – 400 MMBO
- Sutu Trang - 2002 prospect
  - 75 – 150 MMBO

Block 16-2

40% W.I.

- Bao Gam - drilling
  - 150 – 300 MMBO
- Bao Vang - 2002 prospect
  - 200 – 350 MMBO

•	Sutu Vang 1X was tested in October of this year at a stabilized rate of 11,388 bopd. The discovery is 4 miles southwest of the Sutu Den discovery made last year. Both discoveries produce from fractured basement.

•	After a highly successful appraisal program in 2001, Sutu Den was declared commercial in August of this year with first production expected in 2004.

•	Bao Gam and Bao Vang on Block 16-2 are also fractured basement prospects. Bao Gam spud in October of this year and Bao Vang will be drilled next year.

Exploration & Appraisal Program - 2002

Norway
Netherlands
UK
Canada
Gulf of Mexico
Venezuela
Nigeria
Indonesia
Vietnam
Malaysia
Exploration
Appraisal

40 Well Program*
- 28 wildcat & 12 appraisal
- $500MM budget

** Excludes Western Canada step-out wells.*

	Key 2002 Wildcat Wells	MMBOE

• GoM Deepwater:	Spa	700 - 1500
	Voss	300 - 700
	Witch	170 - 400
	Hermes	180 - 400
• Norway:	Bor	700 - 1500
	Akkar	400 - 800
• Vietnam:	Sutu Trang	75 - 150
	Bao Vang	200 - 350
• Sabah:	Leban	180 - 450
	Pinitukadan	180 - 450

‘ The Right ‘

Exploration for the Future

MacKenzie Delta
Norway
Scotian Shelf
Morocco
Caspian Sea
Gulf of Mexico
Vietnam
Saudi CV3
Malaysia
Venezuela/ Barbados
Nigeria Deepwater
Indonesia
Near Term
Longer Term

•	We continue to build a strong portfolio of near term drilling prospects as well as large, long term opportunities that can sustain the program.

•	We will continue to use our disciplined processes to high-grade the portfolio so that resources are focused on the highest value opportunities.

Conclusions

Right Strategy

Right Process

Right Portfolio

Right Results

Exploration is Doing it Right!

•	4 consecutive years of strong results.

•	We are adding discoveries that are filling the development cupboard.

•	Our future prospects and opportunities are excellent.

Jim Nokes

Executive Vice President

Refining, Marketing, Supply and Transportation

Conoco Downstream

(and better!)

Different ^ Than the Rest

Improving Returns

Return on Capital Employed
ROCE (%)
25
20
15
10
5
0
11
12
9
15
24
1997
1998
1999
2000
2001
Annualized
YTD Q3

Downstream is generating attractive returns

•	Downstream focus on low-capital initiatives to increase earnings is resulting in higher returns.

•	Strong 2001 returns achieved despite incident at Humber refinery this spring (2% ROCE impairment).

•	2001 Q3 YTD annualized ROCE — U.S. 33%, International 13%

conoco

Top Quartile Downstream Returns

Full Year 2000	%ROCE
1 Marathon	19.2
2 Conoco	15.3
3 BP	14.3
4 Phillips	12.5
5 ExxonMobil	12.3
6 Shell	10.1
7 Chevron	9.8
8 Texaco	6.0

Q1-Q2 - 2001 [1]	%ROCE
1 Marathon	33.8
2 Conoco	23.7
3 Phillips	21.7
4 Shell	17.0
5 ExxonMobil	16.3
6 Chevron	13.7
7 BP	11.9
8 Texaco	8.8

Source: Annual reports and CIBC

[1] Annualized Earnings

•	Record Q2 earnings of $227 MM (before special items) for Downstream.

•	Conoco achieved its overall return versus competitors despite Humber refinery being down most of Q2.

•	On their own, Conoco’s U.S. operations achieved a 38% ROCE (through Q2) and were ranked #1 among the eight majors. U.S. operations still rank #1 even if all the independent R&Ms are included.

Differentiated Portfolio

- Refining Position
- Coking and Carbon
- Value Chain Integration
- Marketing Position
- Safety & Environmental

Focused strategies maximize value creation

•	Four of Conoco’s nine refineries are top quartile in the latest Solomon Study; three more are second quartile; representing 97% of Conoco’s refining capacity.

•	Conoco refineries are designed to process a high proportion of heavy, acidic and synthetic crudes, which provide strong margins versus sweet crudes.

•	Premium cokes and other specialty products provide additional upgrades.

•	Strong product differentials are generated from operations in inland markets.

•	Conoco has led the API in safety performance in 16 of the last 22 years.

Balanced Performance

Regional After-Tax Earnings
$Million
600
500
400
300
200
100
0
-100
Int'l
U.S.
1997
1998
1999
2000
2001
Q1 – Q3
Humber
Special
Item

Portfolio mix consistently delivers superior results

Earnings before special items

•	Downstream’s portfolio is balanced between U.S. and International operations to take advantage of shifting margins.

•	Earnings from non-fuels such as lubricants, specialty products and petroleum cokes also help combat earnings volatility.

Strong Cash Generator

Uses of Downstream Cash

Average 1998-2000

Corporate Growth: 21%
Capital Expenditures: 52%
Share of Interest, Dividends and Corporate: 27%

Average yearly cash from operations of $875 million

CFO includes proceeds of $125 million

•	Downstream’s plans for capital expenditures are to equally fund stay-in-business projects, clean fuels projects and growth projects.

•	Clean fuels expenditures are primarily in the U.S. and are easily manageable with available cash. Peak expenditures anticipated in 2005.

Reducing Unit Costs

$/bbl
Downstream O&O per Barrel
6.50
6.00
5.50
5.00
4.50
4.00
6%
1996
1997
1998
1999
2000
2001*
Non Energy
Energy

Continuing efforts to drive costs down

*2001 represents full costs divided by refinery runs plus Humber lost volume

•	O&O costs are flat for 2001 versus 2000, with non-energy costs down 6%.

•	Energy costs are decreasing versus earlier in 2001.

•	There is an opportunity to take costs down to a new, lower level.

•	Emphasis on asset utilization, strategic sourcing and work processes will continue to drive costs down.

Industry Perspectives

USGC Light Oil Spread
Increased Volatility
$/bbl
12
10
8
6
4
2
0
2001
2000
1999

- Continued industry consolidations and exits
- Refining increasingly attractive
- Clean fuels impact on refining complexity, economics, supply & distribution

Conoco assets positioned to capture earnings

•	Higher refinery utilization rates, increased imports, new fuel specs and constrained distribution systems indicate continued high volatility.

•	Volatility brings opportunities to capture higher margins.

•	Conoco has strong assets, integrated distribution systems and a global trading organization to seize higher refining margins and heavy/light differentials.

Strategic Emphasis

Game Changer
Game Player
Game Grower

•	Game Player — ensuring that we stay competitive with our base business, including operational improvements in refining and marketing.

•	Game Grower — innovatively or incrementally growing our existing businesses, including asset leveraged J/Vs and selective growth of marketing and premium coke volumes.

•	Game Changer — developing and generating new business ideas based on our core competencies, particularly associated with carbon.

Our Ambitious Future

Increasing Earnings
$300 MM
Changer
Player
Grower
$500 MM
Changer
Player
Grower
$700 MM
Changer
Player
Grower
$900 MM
Changer
Player
Grower

Shifting gears to deliver extraordinary results

•	Downstream’s earnings have grown from a $300 MM business to $500 MM through strategies such as continuous improvement and selective growth.

•	Downstream has the potential to reach the $700 MM ATOI level by 2004 by focusing on continued operational excellence and low-capital growth.

•	Although the path is not yet clearly defined, Downstream has a long-term vision of achieving $900 MM mid-cycle earnings by 2006-2007 through innovative projects and initiatives.

•	Earnings contributions from Cevolution™ will be additive to these aspirations.

Our Game Player Plans

- Efficient and effective use of assets
- Improved refining and marketing operations
- Revenue enhancements
- Refocus on O&O costs
- Increased process focus
- Value chain optimization
- Portfolio review

Game
Player

Our Game Grower Plans

- Leverage people and asset strengths into growth opportunities
- Increase refinery runs
- Expand marketing volumes
- Run more price-advantaged feedstocks
- Expand lubricants business
- Grow coke business

Game Player
Game Grower

Our Game Changer Plans

- Expand specialty products business
- Commercialize Cevolution™
- "Create the Next"

Game Changer
Game Player
Game Grower

Richard Severance

President

Downstream North America

North America Highlights

- **Improving feedstock advantage**
  - Petrozuata syncrude processing
  - Increased high-sulfur capability at Ponca City
- **Growing Rockies marketing integration**
  - Expanded pipeline infrastructure
  - New innovative marketing approach
- **Equipping organization for breakthrough improvements**

U.S. Downstream Value Chains

Gulf
Advantaged Crudes/ Integrated Operations
Inland Fuels
Integrated Upgrading
PETROZUATA
Advantaged Crudes/Integrated Operations

•	Inland business is focused on niche fuels markets.

•	Gulf Coast business focused on complex conversion of heavy crudes into a range of fuels and specialty products.

•	Gulf Coast business is integrated with upstream via the Petrozuata heavy oil project.

•	Conoco’s U.S. refineries have the potential to unlock the Upstream value of heavy oil reserves acquired with Gulf Canada.

Large Inland Presence

U.S. Refinery Regional Distribution
100%
75%
50%
25%
0%
Rockies
Midcon
Coastal
Marathon
conoco
Premcor
Koch
BP
Sun
Phillips
Valero
Citgo
ExxonMobil
Chevron
Shell

Inland markets offer more attractive margins

•	Inland markets enjoy a substantial price differential vs. East & Gulf Coasts.

•	Over 50% of Conoco’s US refining capacity is located in these inland markets.

•	Supply tightness and more stringent regulations are likely to contribute to increased volatility and higher average inland product differentials.

•	Each one cent per gallon increase in differentials is worth $30MM/Yr ATOI to Conoco.

conoco

Inland Niche Player

Regional Ranking

	Refining Capacity	Market Share
1.	conoco	conoco
2.		66
3.	66	
4.		
5.	Sinclair	

Conoco Operating Market Share

- >20%, #1 Brand
- 10%-20%, #2 Brand
- <10%, 2nd Tier Brand

Conoco is the #1 refiner/marketer in its geographic niche

•	Conoco is a leading player in this region. Region comprises 12% of total U.S. demand.

•	The majors are not focused on growing in this market.

•	Strong demand growth exists in these inland markets with limited inbound logistics.

•	Very focused approach to growing market share in key markets rat her than trying to be in all markets.

•	Conoco possesses strong integrated refining and marketing operations with strong distribution logistics.

Branded Marketing

- **Primarily wholesaler**
- **Focused in our core inland markets**
  - Source of refinery pull through
- **Changing market – Mass Merchandisers**
  - Developing relationships with select mass merchandisers
  - Wholesale business with jobbers who can compete
  - Strategic retail presence in key markets

Marketing well positioned for future

•	Part of very strong ROCE is attributable to low retail investment. Retail accounts for only 8% of Conoco’s branded sales.

•	Conoco has had 12% volume growth in branded-gasoline since 1999.

•	Establishing mass merchandiser venture in Salt lake City.

•	Conoco is strengthening jobber relationships, upgrading image and providing new technology to compete in the new environment.

•	Truck stop JV (Flying J) ensures ratable diesel pull-through from refineries.

Gulf Coast
"Integrated Upgrading"

Heavy Sour Crude
Petrozuata Syncrude
Sweet Crude
penreco
LiquidPower
FLOW IMPROVERS
EXCEL PARALUBES
HYDROCLEAR
Lubricants
Hydrocracked Base Oil
Finished Lubricants
Fuels
White Oils/Solvents
Specialty Cokes
Flow Improvers

•	Lake Charles refinery has capability to convert heavy, acidic and synthetic crudes into fuels and a diversified slate of specialty products and petroleum cokes.

•	Specialty products provide a source of higher unit margins, and specialty product revenues are generally not tied to crude prices, thus providing some stability to earnings.

•	Lake Charles complex is managed to optimize multiple value chains.

Increased Lake Charles Feedstock Advantage

Pre-Modifications
30%
56%
14%
Current Configuration
24%
66%
10%
Heavy Sour/Syncrude
Light Sour
Sweet

Feedstock advantage translates to higher refining margins

•	Earnings enhancement has been achieved through increased heavy/sour crude processing vs. light/sour and sweet crudes.

•	Syncrude processing commenced in 2001, with rates of up to 60 MBD, and optimization of integrated syncrude operations is still continuing.

•	Syncrude processing is worth $20-25MM/Yr ATOI full cycle margins.

Sophisticated Refining Capacity

Coking Capacity (% of Total Capacity)

30
25
20
15
10
5
0
Citgo
Conoco
Shell
Frontier
ExxonMobil
Premcor
BP
Chevron
Koch
Phillips
Valero
MAP
Sun

U.S. Inputs of Heavy/Acid Crudes (%)

50
45
40
35
30
25
20
15
10
5
0
Conoco
Industry

Strategic emphasis on upgrading discounted crudes

•	Conoco U.S. refining has one of the highest proportions of coking capacity in the industry, which allows upgrading heavy/acid crudes to valuable light oils such as gasoline and distillates.

•	25% of coking capacity is dedicated to the production of high-value specialty cokes.

•	Ability to process heavy/acid crude is significantly above industry average.

•	Sulfur recovery modifications at Ponca City refinery in late 2001 will increase price- advantaged crude runs by about 10 MBD.

Getting the Most from Our Assets

Refinery Inputs (MBD)
560
540
520
500
480
460
440
420
400
1996 1997 1998 1999 2000 2001 1H

Refinery Utilization (%)
99
97
95
93
91
89
87
85
Industry Avg.
1996 1997 1998 1999 2000 2001 1H

Upside opportunity through higher utilization and capacity conversions

•	Refinery inputs have increased nearly 20% since 1996.

•	Focus is shifting to increasing conversion capacity.

•	Future utilization rates are expected to improve. Petrozuata modification turnarounds and other upsets were experienced in 2000 and 2001.

Low-Cost Operator

2000 Refinery Cash Operating Costs
Cash Opex
(cents/UEDC/day)
50
45
40
35
30
25
0
1000
2000
3000
4000
5000
6000
Refinery KEDC
Top 1/3
Avg.
Denver
Billings
Ponca
Lake Charles

Superior cost performance at all U.S. refineries

•	Conoco refineries are very cost competitive when compared with the top third of competitors.

•	The 1998 Solomon Study showed high costs at the Denver plant, and this issue was addressed. The 2000 Solomon Study confirms that the Denver refinery is now cost competitive.

•	Conoco expects to reduce costs even further using Six Sigma techniques.

Six Sigma Work Process

- A methodology for improving business processes
- Proven track record of delivering benefits

✓ GE	$2 Bn+ in 3 years
✓ Motorola	$2.2 Bn in 3 years
✓ Allied Signal	$1.2 Bn in 2 years

- Conoco is the first integrated energy company to implement Six Sigma

"Six Sigma is now the way we work, in everything we do"

Source: GE 2000 Annual report

•	Rigorous financial accounting is in place to ensure benefits are actually delivered.

•	Six Sigma technique is implemented by looking at business processes in multiple discrete “projects” on which to focus improvement efforts.

•	Average project expected to take three months to complete and deliver $250,000 in benefits.

Six Sigma at Conoco

- Started training in March 2001
- More than 150 projects underway now
- Efforts focused on:
  - Revenue enhancement
  - Cost reduction
  - Working capital reduction
- First 26 projects completed
  - $18.5MM benefits delivered

progress
$18.5 Million
$0
$10MM
$20MM
$25MM
$30MM
$40MM
$50MM
18,500,000
6
our goal
$50 Million

•	Over 100 professionals are dedicated to business improvement through Six Sigma.

•	Little or no capital is required.

•	High ROCE impact from projects.

•	This process can be leveraged to other parts of Conoco.

conoco

Downstream ROCE
North America

Quarter 1 – Quarter 2 2001

1.	conoco	38%
2.	Marathon	34%
3.	ExxonMobil	31%
4.	Phillips	22%
5.	Texaco	20%
6.	BP	19%
7.	Shell	15%
8.	Chevron	14%

Rick Hamm

President

Refining & Marketing, Europe

European Operations

Operating Countries

Refineries

•	Conoco operates in 15 countries in Europe with exposure to growth areas.

•	Total of 310 MBD of crude distillation capacity in Europe.

•	Humber refinery in UK wholly owned

•	MiRO refinery in Germany (18.75% joint venture)

•	Kralupy and Litvinov refineries in Czech Republic (16.33% joint venture)

•	Nearly 2000 branded service stations plus 850 more in joint ventures in Europe.

International Differentiator

- Top quality refining assets
- Niche marketing
  - Focused in key markets
  - Strong, low cost, high-volume operations
  - Unattended operations in Scandinavia
- Growth opportunities in portfolio

JET

Strong portfolio positioned to capture the market

European Refinery Portfolio

	Crude Dist. Capacity	Solomon 2000 Quartile Ranking: Net Cash Margins	Solomon 2000 Quartile Ranking: Cash Oper. Expenses
Humber	230	1st	2nd
MiRO	53	1st	1st
Czech Refining	27	4th	4th

Best refining portfolio in Europe

•	Humber and MiRO refineries continue to rank in top 10% of a group of 97 European refineries for net cash margin in Solomon Study.

•	Solomon Study was conducted prior to start-up of new cat cracker in Czech Refining plant at Kralupy.

Humber Refinery

Sweet Crude
High-Acid Crude
Resid and Vac Gas Oil
Clean Fuels
Other Fuels
Premium Coke

Discounted feedstocks and high-value products

•	Conoco’s Humber is highest conversion refinery in Europe.

•	Good logistics with water access to feedstocks and markets.

•	Products meet U.S. Clean Fuels specs and are periodically exported to U.S. markets.

•	Coking includes high-value graphite and anode cokes.

•	Humber is supported by strong commercial and wholesale marketing.

conoco

Price Advantaged Acid Crude

Acid Crude* Price
Discount vs Brent
$/bbl
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Mar-98
Sep-98
Mar-99
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01

Acid Crude Capability
Percent
40
35
30
25
20
15
10
5
0
Conoco
Industry

Humber refinery benefit from acid crude is increasing

*Acid crude includes Alba, Captain, Harding and Heidrun crudes

•	High-acid crude market oversupply is increasing.

•	High-acid crudes receive discounts of as much as $3.50 per barrel versus running Brent crude, depending on the crude quality.

•	Price discount growing with increased supply and limited market capability to process.

•	Humber has much better capability to process high-acid crude than industry average.

Humber Resid Advantage

Light Oil/Resid Spread
$/MT
160
120
80
40
0
Jan-98
Jul-98
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01

Upgrading heavy intermediates provides additional earnings

•	Superior conversion capability makes running 55-60 MBD resid possible.

•	Note: A $10/MT increase in light oil/resid spread represents $14 ATOI.

•	Humber benefits (as does the rest of the industry) during periods of high cracking margins. These high margin periods create excess resid, driving down resid prices, and therefore Humber enjoys the benefits of light oil/resid margins much longer than other refiners.

Humber Successes

- **Improvements**
  - Reliability/utilization
  - Yield improvements
  - Maintenance
  - Capacity increases
- **Projects**
  - Gasoline hydrotreater
  - Cat Cracker mods
  - Distillate hydrotreater

Cumulative
$/Million
Operating Improvements
120
100
80
60
40
20
0
1999
2000
Near Term Goal

Maintaining premier status of Humber refinery

•	Good track record of increasing improvements. Incident in May did not impact goal and improvement focus.

•	Future improvements include maintenance savings, increased efficiency and energy conservation projects.

•	Hydrotreater projects for clean fuels and cat cracker improvements were completed in summer 2001 and could be worth $50 MM ATOI under current market conditions.

Clean Fuels Capability

- Humber and MiRO can meet 2005 specs today for a large portion of fuels
- Only minor investments needed to meet 2011 specs by 2003

Well positioned to capture clean fuels incentives

•	Gasoline and on-road diesel specification for sulfur of 50 ppm take effect in 2005, but Germany and U.K. are offering tax incentives beginning in 2001 for early production.

•	European Union proposing 10 ppm for both products beginning January 2011 but expect substantial amount to be produced by 2006. Germany is offering tax incentives for production of 10 ppm gasoline and on-road diesel by early 2003 and the U.K. is expected to follow.

conoco

Innovative Niche Marketing

Sweden Market Efficiency

3.0
2.5
2.0
1.5
1.0
0.5
0.0
conoco
Statoil
Shell
OK-Q8
Hydro
Preem

JET

Focused and differentiated offering delivers superior returns

Efficiency rating: %market share/%station count

Source: Swedish Petroleum Institute

•	Conoco employs unattended concept throughout Scandinavia.

•	Approach similar to Southwest Airlines, with infrastructure efficiency, low cost, and low priced offering yielding one of best industry net margins.

•	Strategy tailored to meet price conscious consumer without use of rebates.

•	Differentiated marketing has resulted in best marketing efficiency in Sweden.

Strong German Retail Position

German Breakeven Op Costs/liter
Improving
1996
1997
1998
1999
2000
2001

Operating costs down 20% vs 1998

Cu. m/yr.
Germany
Avg. Vol/Site - 2000
6,000
5,000
4,000
3,000
2,000
1,000
0
Conoco
Veba
Shell
BP
Esso
DEA
AGIP
OMV
TFE

Industry volume leader with per site volume at 180% of national average

Source vol/site: Petroleum Finance Co.

•	Refinery wholesale margins balance retail margins during market volatility.

•	Gasoline sales up 12% in 2000 as Conoco added market share even during German price war. Volume maintained in 2001.

Other European Initiatives

- Game Player
  - Portfolio improvements
  - Improve Belgium operations
  - Improve refinery yields at Kralupy
  - Reposition Central and Eastern Europe marketing
  - Six Sigma work process

Game Player

Other European Initiatives

- Game Grower
  - Additional refining capacity
  - Additional coking at Humber
  - Additional marketing units

Game Player
Game Grower

Asia Pacific Operations

Operating Countries
Melaka Refinery

•	Conoco operates in Thailand and Malaysia in potentially high-growth Asia Pacific region.

•	Refining capacity is 47 MBD (based on 40% ownership of Melaka).

(NOTE: Melaka refinery in Malaysia ownership is increasing to 47%)

•	Conoco operates 123 stations in Thailand and 10 in Malaysia.

conoco

Continually Improving Melaka

Crude Unit Thruput (MBD)
79
97
118
125
138
Design Rate
1999
2000
2001
2002
Future

Hydrocracker Thruput (MBD)
16
25
31
36
Design Rate
1999
2000
2001
Future

•	One of the strongest refineries in the region; ranks in first quartile for net cash margin in latest Solomon Study.

•	Solomon Study also identified opportunities for further operational improvements.

•	New isomerization unit came online in fall 2001 to improve octane capability.

•	Melaka is already positioned to supply clean fuels to the U.S., and has already sold some blending components for export to the U.S.

conoco

Efficient Thailand Operations

Light Oil Volume Monthly per Store

MLt.
600
500
400
300
200
100
0
Bangchak
Caltex
PTT
Shell
EssoMobil
Q8
Conoco

Tailored offering yields best-in-class results

Marketing Efficiency Rating

conoco	2.78
Q8	1.65
EssoMobil	1.30
Shell	1.26
PTT	1.16
Caltex	0.89
Bangchak	0.44
Branded Average	*0.99*

Efficiency rating:
%market share/%station count

Source: Thai National Energy Policy Office, Aug '01

•	Lowest breakeven costs of any operator in Thailand.

•	Growing at increasing pace, with 148 stores targeted by year-end 2002.

•	Strong brand equity and customer loyalty.

•	Market efficiency gap versus competition continues to widen.

[CONOCO LOGO]

Malaysia – Starting Strong

•	Market Characteristics
–	Few competitors
–	High entry barriers	[PHOTO OF PROJET
–	Regulated margins	SERVICE STATION]

•	Early results (per store vs 6 majors)
–	Volume – 120%
–	Convenience product revenue – 250%

Leveraging successful Thailand offering

•	Targeting 150 stores by 2010.

•	Offering modeled after successful Thailand operations.

•	High fuel and convenience product revenues will drive breakeven to profitable level with regulated margins.

Downstream

- Differentiated strategies have delivered superior results
- Setting our sights on an even more ambitious future

Game Changer
Game Player
Game Grower

Carbon Businesses

12.011
A2 hex
6
3826
3827
2.66
2.55
$[He]2s^2p^2$
C
Carbon

Past and Present and Future

conoco

Carbon – A Competitive Differentiator

	ExxonMobil		ChevronTexaco	PHILLIPS 66	bp	Total/Elf	conoco
E&P	X	X	X	X	X	X	X
Nat Gas	X	X	X	X	X	X	X
LPG	X	X	X	X	X	X	X
Refining Marketing	X	X	X	X	X	X	X
Chemicals	X	X	X	X	X	X	-
Power	X	X	X	X	X	X	X
GTL	X	X	X	X	X	X	X
Carbon Business	-	-	-	-	-	-	**X**

•	Most oil companies believe carbon is just a waste product that remains when all the valuable light oils have been extracted.

•	At Conoco, there is significant value in the carbon itself.

Carbon Business Framework

Enhanced Shareholder Value
Carbon Business
Coke Products
Cevolution
Frontier Products
Customer Understanding
Manufacturing Know-how
Technology Focus

•	All of Conoco’s carbon businesses are built on a common foundation of:

Technology

Manufacturing know-how

Customer focus

•	Cokers at 6 of 9 Conoco refineries.

•	Conoco is the only company that operates cokers and licenses coking technology.

•	One third of the world’s delayed cokers use Conoco technology, including five of the six cokers licensed worldwide since 1997.

Coke Value Chain

Use
Product & kmt/yr.
Value added
Steel
Graphite 380
Recarb 80
Aluminum
Anode 870
Pigments
Ti-Coke 290
Fuel
Fuel Coke 1500
High
Low

•	Conoco is the only producer of Coke to supply all grades of coke worldwide.

•	Conoco is the market leader in graphite coke, supplying over 45% of the world demand for use in the steel industry.

•	Coke, in total, provides Conoco with a significant uplift of profitability over alternative processes.

Quality Leadership in Coke

Industry Quality Metric
Competitors' top grades
Conoco
1990
1992
1994
1996
1998
2000

•	Typical utilization of graphite coke is in massive electrodes used in electric arc furnaces to melt and recycle steel.

•	Conoco’s quality has significantly improved since 1990.

•	Decline in quality in mid-90’s was caused by focusing on costs instead of quality.

•	Today, we are both the low cost and the high quality leader.

Coke Competitive Advantage

Quality
Value
Customer Understanding
Quality leader
Integrated with refineries
Low cost producer
Superior logistics
R&D
Technology Focus
Manufacturing Know-How
40 years experience
Produce all coke grades
Feedstock selection

•	Conoco is the only petroleum coke producer that is fully integrated with refineries and uses its coking assets to produce multiple coke products.

•	Multiple manufacturing and supply points, plus being the only graphite coke producer in Europe, provide superior logistics to customers.

•	Focus on technology and manufacturing know-how to produce the quality and value that customers demand and will pay for.

Coke Future

- Maintain Quality Leadership
- Customer partnership
- Growth in emerging markets
- Low cost expansion

•	We are committed to insuring Conoco’s profitable leadership in the coke industry.

Carbon Business Framework

Enhanced Shareholder Value
Carbon Business
Coke Products
Cevolution
Frontier Products
Customer Understanding
Manufacturing Know-how
Technology Focus

•	Cevolution has the step change potential to generate more than half a billion dollars of ATOI per year by the early part of the next decade.

Growth Options

2000
2001
2002
2003
2004
Established Process in Fiber Spinning and Fiber Forms
Continue Technical Development
Large Market Sectors Identified
Continue Market Development
Ponca City Plant
Front End Engineering Large Plant
Option: Build Large Capacity Plant
Key Decision Pt.

•	Future growth is series of options that would be exercised at appropriate stage gates as key uncertainties were reduced.

conoco

Diversity Accelerates Progress

Outside Hires 53%
Conoco Incumbents 47%

- Formula Plastics — Injection Moulding Solutions
- Zolt Company Ltd
- KM
- Owens Corning — System Thinking — Makes the Difference
- DuPont — The miracles of science
- Motorola
- Hardcore Composites
- Huber — A Family of Solutions
- SGL Carbon Group
- Nippon Steel Corporation 新日本製鐵株式会社
- Ford
- 20 Tons .com
- bp
- Gulf
- Nalco/Exxon Energy Chemicals
- Teknor Apex
- Shell Chemicals
- Air Liquide
- Cabot — creating what matters
- GE — We bring good things to life.
- PolyOne
- Grace — Premier Global Specialty Chemicals and Materials Company

•	Number of employees has grown from 75 to 200.

•	Conoco’s hired the best carbon and marketing experts from a variety of companies.

•	Organizational diversity accelerates our progress in the markets and industries in which we are working.

Where We Are Today

Plant Last Year

Plant This Year

Near Term Customers

- Customers for 2002 product identified in a variety of industries:
  - Automotive
  - Conductive plastics
  - Industrial
- Enthusiastic customer demand is based on:
  - Demonstrated production capability
  - Consistent product properties

External Perspectives

David Smith
David Stewart
David Gaul
Alan Stone
Surendra Shah

•	David Smith, formerly with Chrysler’s Liberty Center for Advanced Technologies, currently, Vice President of Emerging Technologies at Exide Batteries

•	David Stewart, President of Stewart Automotive Research

•	David Gaul, General Manager of Owens Corning Manufacturing solutions

•	Surendra Shah, Director of the Center for Advanced Concrete at Northwestern University

•	Alan Stone, an automotive design/engineer with over 30 years international experience

•	Transcript in the Appendix

External Perspectives
Key Takeaways

- Performance gap of traditional materials can be filled by carbon fiber
- Customers need supply of significant volumes
- Customers need affordability
- Customers demand materials solutions
- Competitors are not standing still

Today's Competitive Map

conoco
Features/Functionality
High
Low
Cevolution
Engineered Composites
Pan
Metals/ Alloys
Alum
Steel
Physical Limit
Cost Barrier
Low
High
Price

•	This slide compares metals and composites on a price versus performance matrix.

•	Metals are at limits of physical performance.

•	Engineered composites are more flexible but too costly.

•	Cevolution is filling this price/performance gap — affordable performance.

Managing Risk

Ponca plant technology succeeds Q1-Q2'02

Ponca plant makes saleable fiber Q1-Q3'02

Ponca plant sales & growth Q3'02 - Q4'03

Large scale technology

Large market validated

Capital efficiency target met

•	Short-term business focus is on insuring that the Ponca plant is reliable and delivers salable fiber.

•	Long term business targets are to insure scalability for the next plant, validate new markets, and achieve capital efficiency goals.

Long Term Markets

Existing carbon fiber market
Potential carbon fiber market
Price per pound
20
15
10
5
0
0-100 MMP
100-150 MMP
150-250 MMP
250MMP+
Carbon fiber price per pound range
Conoco Unit Cost at Ponca Plant

•	Business model is ‘Mass production will enable profitable use of pitch-based carbon fiber in new, high volume markets’.

•	Initial cost structure at Ponca will be somewhere in the range of $5.00 to $9.00 per pound including depreciation, depending upon run rate.

CONOCO

New Products in Carbon Business

Enhanced Shareholder Value
Carbon Business
Coke Products
Cevolution
Frontier Products
Customer Understanding
Manufacturing Know-how
Technology Focus

•	We have recently formed Frontier Products organization to focus on other emerging opportunities in carbon based material science.

conoco

Carbon Business

53
I
G
Gallium
10
Ne
Rh
Rhodium
45
Scandium
Magnesium
Zr
79
Au
33
As
Arsenic
23
V
Ir
77
Nb
Pd
Y
1522
3338
1.22
[Kr]4d 5s
(208.9824)
84
A1/B1 cub
254
Fe
26
Ni
28
N
Ru
44

Appendix

IR Gram on Commodity Price Hedging

Upstream Growth Sources 2002-2005

Exploration Discoveries

Mackenzie Delta: Significant Gas Upside

Syncrude Governance Structure

Refinery Input Volumes

Downstream Supplemental Data

North America, European, and Asia Pacific Marketing

Refinery Input Capacities and Nelson Complexity Factors

Downstream Price Drivers — History

Cevolution Quotes

Conoco IR Gram on Commodity Price Hedging
October 2001

        This Conoco “IR Gram” provides information regarding the company’s Commodity Price hedging activities undertaken in connection with the recently completed Gulf Canada acquisition. The substantial increase in the Company’s borrowing level associated with the acquisition prompted the decision to implement a cash flow hedge program to:

(1)	provide more certainty around near term returns from the acquisition;
(2)	enable reduction of debt by some $2.0 to $2.5 billion to proceed as planned; and
(3)	to generally maintain capital spending programs associated with our long-term growth plans.

        The price exposure hedged to date covers about 40% of Conoco’s Worldwide Crude Oil production and about 20% of Conoco’s North American Natural Gas production during the period from October 1, 2001 through December 31, 2002. The production covered is equivalent to about 107% of Gulf Canada’s production on a barrel of oil equivalent basis. Finally, even though the period covered starts on October 1, 2001, we were required to report certain gains and losses beginning in the 2nd quarter when the coverage was initiated, and will also report gains and losses in the 3rd quarter.

        Conoco’s hedging program uses a combination of cashless collars and more straightforward swaps. The instruments used to accomplish the primary goal of protecting the company’s cash flows during the 15-month period are not intended to nor will they necessarily smooth quarterly earnings during the period.

Accounting and Reporting
        Before describing the hedges themselves, it is important understand the two basic methods for accounting for derivative instruments used as cash flow hedges as required by Financial Accounting Statements 133/138, “Accounting for Derivative Instruments and Hedging Activities” which became effective on January 1st, 2001. Under the rules, all derivatives must be recorded on the balance sheet at fair value. Conoco uses independent third party market quotations for fair value of all derivatives on the balance sheet. The timing of income recognition differs depending on the accounting treatment required, either “Mark to Market” or “Hedge” accounting:
•	“Mark to Market” accounting requires that any change in fair value of the derivative during any reporting period be included currently in underlying net income and earnings per share. The change in fair value is recorded in “Other Income” on the Income Statement, and never affects realizations. Because Conoco entered into these derivative instruments beginning in the second quarter, we began reporting any change in the fair value of the outstanding derivatives in earnings at that time.
•	“Hedge” accounting matches the gain or loss on the derivative instrument with the timing of income recognition for the underlying or hedged item. It therefore does not get reported on the Income Statement until the derivative instrument is settled when the underlying hedged volumes are produced.

        Rigorous criteria must be met to qualify for “hedge” accounting treatment including a requirement that the pricing mechanism for the derivative must closely match the pricing mechanism for the underlying hedged item (the crude oil or natural gas production). If the criteria for “hedge” accounting are met, then for all reporting periods prior to the settlement date, the derivative is recorded on the balance sheet at fair value. Prior to the time that any of the underlying hedged volumes are produced (in this case, before October 1, 2001), any quarterly changes in fair value are recorded in “Other Comprehensive Income” in the equity section of the balance sheet. As these underlying volumes are produced, the cumulative gain or loss on the derivatives associated with those volumes is transferred to net income through realizations.

        Importantly, these collars are “single settle” or “average price” options whose final value is determined by comparing the average price during the 15-month period with the strike price. Because the pricing for the underlying commodities is monthly average prices, the collars do not qualify for hedge accounting. Quarterly changes in the fair value of these options prior to December 31, 2002 are recognized in current net income and reported as “Other Income” on the income statement. In the second quarter, the company reported a net gain of $24 million for such derivatives.

        Hedge Accounting:

Crude Oil
18.3 Million barrels WTI Swaps at $25.30
Natural Gas
100,000 MM BTU/day NYMEX Swaps at $4.02

        During each reporting period, changes in fair value of these swaps are recorded in “Other Comprehensive Income” (OCI) in the equity portion of the Balance Sheet. As production of the hedged volumes commences in October 2001, a proportional amount of the gain or loss previously recorded in OCI is then removed from OCI and recognized each period in Net Income and EPS. These amounts included in Net Income will also be incorporated into revenue and in the realized price statistics that are part of our quarterly financial reporting. In the second quarter, the company reported a gain of $22 million in “Other Comprehensive Income”. Beginning in October, a portion of this gain adjusted for future valuation adjustments will be included in Net Income through changes in realizations.

Future Changes in Fair Value
        The fair value of an option is influenced by a number of factors including the current forward price, the strike price, market volatility, the actual price during the portion of the option life to-date, and time remaining in the contract. Therefore, it will be a challenge to forecast the quarterly impact on net income or earnings per share. As time progresses through the 15-month contracts, more of the pricing will be known and the volatility should be reduced. Since it is impossible to forecast quarter-end prices, our third quarter earnings guidance did not include an estimate of any hedging gains or losses to underlying income since the second quarter.

        The swaps do change in fair value somewhat directly with the change in the forward prices. The impact in any quarter on net income starting in October will be the difference between swap price and the quarterly average NYMEX price on a proportional amount of the hedged volumes. Although the impact to earnings in any quarter is not a linear relationship given the different derivatives, the program is expected to provide significant downside protection during the period if prices decline.

        For all the derivatives currently in our hedging portfolio, if crude oil averaged $20/bbl and natural gas averaged $1.80 over the entire 15 month period, the company would recognize about a $500 million pretax benefit to cash flow at year end 2002. We would also have the same benefit in earnings in aggregate over the life of the derivatives, which began with second quarter 2001. The apportionment of the earnings effect across the quarters would depend upon the particular pattern of prices over time.

[Note: You will recall that Conoco purchased puts at the end of 2000 with a strike price of $22.00 for roughly one-third of our global crude oil production (including equity volumes) for the last nine months of 2001. Like the mark to market derivatives discussed above, these puts are “single settle” or “average price” put options whose final value will be determined by comparing the average price during the last nine months of this year with the $22.00 strike price. Because crude oil prices for the second and third quarter of this year were so high, these put options will expire worthless. There will be no further impact on Conoco’s income since these puts were essentially written off in the first half of 2001.]

Upstream Growth Sources 2002-2005

		First	Peak/Plateau
Project/Field	Location	Production	Production

Petrozuata WNS Gas Sale 1 Alba South CMS3 WNS Gas Sale 2 Huldra Kakap Gas	Venezuela Indonesia UK UK Indonesia Norway Gulf Indonesia	Currently Currently 2002 2002 2002 2002 2002	2003 2004 2005 2003 Beyond 2004 2003 Beyond 2002
Pangkah	Gulf Indonesia	2002	2006
Solomon Area Suban (Caltex II)	Canada Gulf Indonesia	2002 2002	Beyond 2002 2005
Vanguard Ext. 48/10B Grane Princess	UK UK Norway Gulf of Mexico	2002 2003 2003 2003	2003 2005 2005-2009 2004
Q4-10 Rang Dong South Sumpal and S. Jambi	Netherlands Vietnam Gulf Indonesia	2003 2003 2003	2004 2004 2010
Tengah Gas	Gulf Indonesia	2003	Beyond 2003
VK/DY Belanak Clair Corocoro Magnolia	Russia Indonesia UK Venezuela Gulf of Mexico	2003 2004 2004 2004 2004	Beyond 2003 Beyond 2005 2006-2008 2006 Beyond 2004
PL-203 Suban (excl. Caltex II)	Norway Gulf Indonesia	2004 2004	2005-2007 2008
Surmont Sutu Den Alder Kappa-21/3A Sutu Vang N. Belut GSA2	Canada Vietnam UK UK Vietnam Indonesia	2004 2004 2005 2005 Beyond 2004 Beyond 2005	Beyond 2005 2006-2010 2005 2005 2006-2010

Exploration Discoveries

	Date	W.I.	Potential

GoM — Magnolia	1999	75%	Significant
GoM — Princess	2000	16%	Significant
Gulf Indonesia — Bukit Tua	2001	50%	Significant
Gulf Indonesia — Jenggolo	2001	50%	Significant
Gulf Indonesia — Payang	2001	50%	Significant
Indonesia — Belanak	1999	40%	Significant
Indonesia — Belut (3)	1998, 1999	40%	Significant
Nigeria — Chota	1998	48%	Significant
Venezuela — Corocoro	1998	50%	Significant
Vietnam — Sutu Den	2000	23%	Significant
Vietnam — Sutu Vang	2001	23%	Significant
Canada — Cabin Creek	2000	50%	Medium
Canada — Solomon (2)	2001	60%	Medium
Canada — Stolberg LC	2000	33%	Medium
GoM — K2	1999	11%	Medium
Indonesia — Gregg Antler	1998	50%	Medium
Indonesia — Kaci	1998	40%	Medium
Indonesia — Keong	1999	40%	Medium
Indonesia — Kerisi	1999	40%	Medium
Indonesia — Siput	2000	40%	Medium
Netherlands — Q4-10	2001	46%	Medium
Norway — Heidrun NF	2000	18%	Medium
Norway — PL095 Alpha	2001	20%	Medium
Norway — PL203	1998	20%	Medium
UK - 44/22a — K	2001	60%	Medium
UK — Errol	1998	60%	Medium
UK — GBOU - 21/3a	1999	80%	Medium
UK — Kappa	1999	85%	Medium
UK — Vanguard Ext	2001	50%	Medium
UK — Suilven	1998	33%	Medium
UK — Viking E+ (Vixen)	1999	50%	Medium
US — China Draw	1999	100%	Medium
US — Onshore (2)	1998	50%	Medium
Vietnam — Rang Dong S	1999	36%	Medium

Significant = Potential > 200MMBOE
Medium = < 100MMBOE

Mackenzie Delta: Significant Gas Upside

Northwest Territories

N
Beaufort Sea
Issungnak
Amauligak
Tarsiut
Taglu
Niglintgak
Parsons Lake
Inuvik

Conoco operates two significant discoveries in the area

•	The Parsons Lake gas field SDL #32, which covers over 74,000 gross acres, is located in the south east area of the large block of gold colored Conoco interest lands. 1.3 tcf net of proved and probable reserves. Conoco holds a 75% interest in the Parsons Lake discovery.

•	Amauligak is located in the offshore area in the upper right area of the slide. This field is located 70 km northwest of Tuktoyaktuk. We have 1.3 tcf of net gas and 150 mmbbls of net oil in the proved and probable reserve category at Amauligak. Conoco holds a 50% interest and is the operator of the field.

Immediately to the north of Parsons Lake, in gold, are Exploration Licences 384 and 385. Conoco holds a 25% interest in these two EL’s, which total almost 530,000 acres. This exploration acreage was granted before the “land rush” [which began in 1999].

Conoco has interests in 15 additional blocks with 200 MM net BBl and 500 net BCF gas. Included in these blocks is a 29% interest in the 1 tcf Issugnak discovery, which is located about 25 km Southwest of Amauligak, and a 50% interest in the 150 mmbbl Tarsiut discovery, located 100 km West of Amauligak.

Syncrude Governance Structure

- Constituted as a Joint Venture
- Governed by a Management Committee of Owners(%):

Imperial	25	Cdn O. S. Trust	21.74
AEC	15	Petro Canada	12
conoco	9.03	Nexen	7.23
Mocal	5	Murphy	5

- Operator (Syncrude Canada Ltd.)

This Page Intentionally Blank

Conoco
Refinery Input Volumes
Barrels per Day

United States		1998	1999	2000

Lake Charles Refinery

Low Sulfur Crude		66,300	51,600	64,500
High Sulfur Crude	PA	150,800	182,900	145,700
Total Crude		217,100	234,500	210,200
Other Feedstocks	PA	24,100	19,600	24,800
Total Refinery Inputs		241,200	254,100	235,000

Ponca City Refinery

Low Sulfur Crude		121,900	132,500	149,400
High Sulfur Crude	PA	44,900	40,600	31,200
Total Crude		166,800	173,100	180,700
Other Feedstocks		3,500	3,100	1,400
Total Refinery Inputs		170,300	176,200	182,000

Denver Refinery

Low Sulfur Crude		25,100	27,100	26,300
High Sulfur Crude	PA	25,100	28,100	31,300
Total Crude		50,100	55,200	57,600
Other Feedstocks		100	400	100
Total Refinery Inputs		50,200	55,600	57,700

Billings Refinery

Low Sulfur Crude		3,500	2,600	3,000
High Sulfur Crude	PA	48,500	46,400	53,800
Total Crude		52,000	49,000	56,800
Other Feedstocks		3,000	2,800	3,300
Total Refinery Inputs		55,000	51,800	60,100

North America

Low Sulfur Crude		216,800	213,800	243,200
High Sulfur Crude		269,300	298,000	262,000
Total Crude		486,000	511,800	505,300
Other Feedstocks		30,700	25,900	29,600
Total Refinery Inputs		516,700	537,700	534,800
Price Advantaged Feedstocks (Denoted by PA)		293,400	317,600	286,800
Price Advantaged Feedstocks as % of total inputs		57%	59%	54%

Conoco
Downstream Supplemental Data

	1997	1998	1999	2000

Financials
Earnings Before Special Items ($ Millions)
United States	246	214	137	201
International	135	168	129	254

Total Downstream	381	382	266	455
Overhead and Operating costs before special items	1,596	1,627	1,657	1,755
Special Items — cost (reduction)	(9)	61	28	25
Total Overhead and Operating costs	1,587	1,688	1,685	1,780
O&O (before special items)/refinery input barrel	5.60	5.41	5.19	5.51
Depreciation, Depletion & Amortization	333	272	268	275
Return on Capital Employed (before special items)
United States	14.7	13.6	8.9	12.9
International	8.8	10.9	8.8	18.0
Total Downstream	11.9	12.3	8.9	15.4
Capital Expenditures
United States	172	189	207	322
International	201	208	186	195

Total Downstream	373	397	393	517
Investment in Affiliate
United States	55	12	7	22
International	130	124	62	6

Total Downstream	185	136	69	28
Prices ($/bbl)
USGC Light Oil Spread	3.32	2.45	1.82	4.40
WTI/Maya Differential	5.68	5.70	4.81	7.21
U.S. Underlying Earnings	1.30	1.10	0.64	0.94
Brent Cracking Margin	1.42	1.25	0.25	1.92
Light Oil/Resid Spread ($/MT)	83	56	68	122
European Underlying Earnings	1.48	1.95	1.46	2.59
Singapore 3-2-1 Spread	6.21	3.87	2.55	6.33

Conoco
Downstream Supplemental Data

	1997	1998	1999	2000

Total RMS&T Refinery Inputs (MBD)	780	823	874	871
United States	503	516	538	533
Crude Oil & Condensate	476	485	512	504
Other Feedstocks	27	31	26	29
Europe	277	300	304	299
Crude Oil & Condensate	209	239	251	274
Other Feedstocks	68	61	53	25
Asia Pacific	—	7	32	39
Crude Oil & Condensate	—	7	32	39
Other Feedstocks	—	—	—	—
% Refinery Utilization
United States	99	99	99	95
Europe	83	98	96	89
Asia Pacific	—	—	71	87
Sales of Refined Products(1)
United States	576	572	606	669
Motor gasoline	249	262	289	292
No 1 Distillate/Commercial Jet Fuel(2)	59	58	56	68
Middle Distillates	191	203	204	206
Residual Fuel Oil & Asphalt	25	17	19	10
Other	52	32	38	98
Europe	344	373	410	427
Motor gasoline	132	159	163	179
Middle Distillates	154	154	176	178
Residual Fuel Oil & Asphalt	20	17	15	15
Other	38	43	56	55
Asia Pacific	7	9	11	49
Motor gasoline	3	4	4	15
Middle Distillates	3	4	6	27
Residual Fuel Oil & Asphalt	—	—	—	—
Other	1	1	1	7
Petroleum Coke Sales (000’s Metric tons)(3)
United States
Specialty Coke	757	668	508	452
Fuel Coke	1,095	1,160	1,573	1,569
Europe
Specialty Coke	647	690	637	760
Fuel Coke	22	53	58	42
Asia Pacific
Specialty Coke	68	65	47	72
Fuel Coke	—	—	—	126

(1)	Excludes LPG and Natural Gasoline in Upstream.

(2)	1999 volumes are commercial jet only. Other No. 1 distillates in 1999 were included in middle distillate volumes. 1999 and prior are not restated.

(3)	1999 reflects sales volumes versus production volumes reported for prior years. Prior years were production versus sales and have not been restated.

Conoco North America Marketing
Branded Stations
Year End 2000

State		Units

*	Alabama	166
*	Arkansas	152
	Arizona	7
	California	4
*	Colorado	477
	Florida	14
*	Georgia	108
*	Idaho	38
*	Iowa	147
	Illinois	12
	Indiana	3
*	Kansas	286
	Kentucky	14
*	Louisiana	258
	Maryland	1
*	Minnesota	313
*	Mississippi	109
*	Missouri	467
*	Montana	231
*	Nebraska	115
	Nevada	6
	New Jersey	1
*	New Mexico	95
	New York	1
	North Carolina	6
*	North Dakota	82
	Ohio	3
*	Oklahoma	398
	Oregon	2
	Pennsylvania	1
	South Carolina	20
*	South Dakota	78
*	Tennessee	92
*	Texas	933
*	Utah	79
	Virginia	11
*	Washington	95
*	Wisconsin	62
*	Wyoming	125

	Total	5,012

*	Indicates primary marketing state Totals include Conoco/Flying J units which also carry the Conoco brand

Conoco European Marketing
Retail Store Count
Year End 2000

Country	Total	Owned	Other

United Kingdom	553	185	368
Germany	711	443	268
Austria	78	78	—
Belgium/Luxembourg	260	213	47
Denmark	55	55	—
Sweden	144	144	—
Norway	32	32	—
Finland	33	33	—
Czech Republic	50	48	2
Poland	43	43	—
Slovakia	12	12	—
Hungary	25	25	—

Total	1,996	1,311	685

Joint Ventures	Gross	Ownership

Switzerland	93	49.0%
Spain*	121	50.0%
Turkey-Tabas	750	27.6%

Total Joint Ventures	964
Grand Total (Gross)	2,960

*	Spain has subsequently been sold

Conoco Asia Pacific Marketing
Retail Store Count
Year End 2000

Country	Units

Thailand	115
Malaysia	4

Total	119

Conoco
Refinery Unit Capacities and Nelson Complexity Factors
As of 1-1-2001

			UNITED STATES				EUROPE				ASIA

	Refinery		Lake Charles	Ponca City	Denver	Billings	Humber	MIRO	Litvinov	Kralupy	Melak
			LA	OK	CO	MT	UK	Germany	Czech	Czech	Malaysia
	Notes		1				6.7	2	3.4	3.4	5

NELSON COMPLEXITY FACTOR		OGJ	12.2	8.5	6.9	11.5	13.9	9.4	6.3	4.5	9.2

Process	BPCD	Codes
Crude Distillation	Feed Capacity		245,000	174,000	57,500	55,100	186,000	285,000	110,000	68,000	95,000
Vacuum Distillation	Feed Capacity		163,000	52,200	25,000	26,600	185,000	130,000	47,500		58,900
Delayed Coking	Feed Capacity		65,000	23,950		16,470	68,000	26,000			18,900
Thermal Cracking/Visbreaking	Feed Capacity		11,300				40,000	24,000	13,925
Catalytic Cracking	Feed Capacity		48,000	54,300	19,000	18,450	50,000	87,000
Hydrocracking	Feed Capacity		29,000				47,000		25,000		28,500
Catalytic Reforming	Feed Capacity		45,200	40,400	9,600	13,500		31,000	18,432	9,440	23,400
Hydrotreating — Reformer Feed	Feed Capacity	1	46,700	40,400	9,600			53,000	21,785		23,400
Hydrotreating — Naphtha	Feed Capacity	2,3				10,800		76,000		16,600
Hydrotreating — Mid. Distillate	Feed Capacity	4	33,600	12,800	12,500	14,400			36,586	25,500
Hydrotreating — Diesel	Feed Capacity	5	48,500	18,900							31,500
Hydrotreating — Other Distillate	Feed Capacity	6,7	37,800	30,300		8,100	128,000	120,000
Hydrotreating — FCC Feed	Feed Capacity	8	11,200		12,000			74,000
Hydrotreating — VGO	Feed Capacity	9				19,800	28,000
Hydrotreating — Post FCC Naptha	Feed Capacity	12					7,000
Hydrotreating — Other	Feed Capacity	13
Alkylation	Prodn. Capacity		10,300	13,600		6,480	14,000	12,000
Catalytic Polymerization	Prodn. Capacity		5,300	1,500	2,600		3,500
Isomerization — C4	Prodn. Capacity	1		7,350		3,420
Isomerization — C5	Prodn. Capacity	2							2,645	4,400
Isomerization — C5/C6	Prodn. Capacity	3					16,000	16,000			8,100
Aromatics — BTX	Prodn. Capacity	1					4,500		670
Aromatics — Hydrodealkylation	Prodn. Capacity	2,3,4					2,500
Oxygenates — MTBE	Prodn. Capacity		1,300	1,200				4,000		2,024
Hydrogen (MMcfd)	Prodn. Capacity		110	10		31					74
Lubes	Prodn. Capacity		11,500
Asphalt	Prodn. Capacity				9,800			14,000	8,150

OGJ Codes are unit codes used by Oil & Gas Journal

Notes:		Capacities as of January 1, 2001 in Barrels per calendar day
	1	Lake Charles Lube Oil Hydrocracker is jointly (50%) owned with Pennzoil-Quaker State
	2	Conoco ownership 18.75% (figures represent refinery totals)
	3	Conoco ownership 16.33% (figures represent refinery totals)
	4	Two refineries are operated as one plant with connecting pipelines
	5	Conoco ownership 40% (figures represent refinery totals)
	6	Humber also charges resid to the vacuum unit as a first charge
	7	Humber’s official crude distillation capacity is 230,000 BPD and reflects all inputs to crude distillation units.

Downstream Price Drivers — History

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Light Oil Spread
1996	2.35	3.18	2.85	3.19	3.92	2.37	2.75	2.44	1.71	2.72	4.24	2.38	2.84
1997	2.72	3.31	3.54	3.96	3.66	3.28	3.97	5.58	3.34	1.92	2.19	2.34	3.32
1998	2.40	2.51	2.53	3.26	4.06	3.82	2.63	1.73	1.85	2.48	1.08	1.11	2.45
1999	1.03	0.46	2.14	2.35	1.26	1.45	2.43	3.09	2.40	1.75	2.28	1.17	1.82
2000	2.52	4.03	4.25	4.56	6.20	6.18	4.14	4.65	4.95	4.80	3.22	3.34	4.40
2001	6.50	4.34	4.19	9.69	7.73	3.28	1.81	4.48	3.59
WTI/Maya
1996	4.03	3.71	4.65	5.30	4.65	4.67	5.16	4.80	4.64	3.96	4.73	5.82	4.68
1997	6.54	6.50	6.09	5.38	5.67	5.18	5.31	4.95	5.07	5.37	5.49	6.63	5.68
1998	7.09	6.83	7.44	6.19	5.51	5.09	4.96	5.07	5.39	5.00	4.77	5.09	5.70
1999	4.89	4.97	4.81	4.56	5.03	4.82	4.71	3.84	4.38	4.42	5.28	5.97	4.81
2000	5.92	5.97	6.20	5.51	5.62	6.40	6.98	7.38	7.64	7.92	10.23	10.77	7.21
2001	10.77	10.62	10.37	11.80	10.99	8.82	8.03	8.29	6.72
Brent Cracking Margin
1996	0.70	1.50	1.14	1.86	2.34	1.10	1.41	1.04	1.48	1.56	2.08	0.80	1.35
1997	1.04	0.69	1.26	2.09	1.40	1.63	0.84	2.31	1.90	1.09	1.48	1.27	1.42
1998	1.12	1.75	1.47	1.88	0.64	1.88	1.96	0.81	0.49	1.30	1.20	0.48	1.25
1999	(0.05)	0.21	0.36	0.02	(0.07)	(0.17)	(0.14)	1.50	0.48	0.78	(0.25)	0.27	0.25
2000	0.08	(0.21)	2.33	4.30	1.99	3.22	2.08	1.37	2.57	3.65	0.00	1.71	1.92
2001	0.67	(0.25)	1.54	3.96	2.72	(0.38)	0.12	0.11	1.36
Light Oil/Resid Spread
1996	47	63	70	75	76	74	80	88	96	100	88	83	78
1997	101	90	85	86	93	77	79	92	85	75	61	69	83
1998	63	73	59	57	58	54	57	58	58	54	47	37	56
1999	30	40	55	67	58	59	74	79	86	75	94	103	68
2000	89	98	116	115	133	140	129	148	148	127	127	92	122
2001	106	123	112	143	155	128	102	112	115
Singapore 3-2-1
1996	7.21	8.67	8.09	7.75	9.54	6.83	6.00	5.43	5.72	6.50	8.14	8.44	7.36
1997	5.96	7.31	9.65	9.65	6.32	5.89	4.74	4.90	5.19	5.13	5.44	4.31	6.21
1998	5.06	5.11	5.01	5.87	4.71	4.45	3.81	2.01	2.16	2.98	2.28	2.92	3.87
1999	3.76	2.82	2.27	2.76	2.12	2.12	2.48	3.38	2.41	2.53	2.01	1.96	2.55
2000	4.82	5.63	7.76	5.05	3.52	4.25	7.21	10.65	8.47	6.48	3.93	7.75	6.33
2001	6.16	4.04	4.41	6.60	5.87	3.30	3.74	3.60	5.26

Conoco Cevolution Quotes
10-18-01

David Smith
There are several marketplaces that are looking at moving away from traditional materials and moving into composite materials — especially carbon-based composite materials — because they offer stiffness, strength, no corrosion problems, and a whole raft of mechanical properties as well as thermal properties that give them an advantage over traditional materials.

Dave Gaul
Traditional materials are at the top of their learning curve. Composites and different composite systems that are now being made available — like Cevolution is making available — allows you to fill gaps that aren’t there today, and allows us potentially to get on a different learning curve in terms of materials performance.

Surendra Shah
Right now in the US, 10% of all ready-mix concrete has some types of fiber. That’s a huge market. The ready-mix concrete is — we are thinking about 50 billion dollars. So, as far as I’m concerned, there should be fibers — one type or different amounts, well designed — in all concrete. Because wherever there is concrete there is cracking, and fibers can control it.

David Smith
Today’s vehicles are 3600 lbs. of steel. The ideal car would be something that’s the same size but maybe is 2000 lbs. of carbon fiber and plastic reinforced panels. That will get you a huge improvement in fuel efficiency and is something that’s being pushed for with the new café standards, which will also be extending to trucks. You’ll see pick-up beds in trucks go all plastic, you’ll see cabs and hoods and fenders and everything else that currently is done in stamped steel be replaced with injection molded carbon fiber reinforced components.

Alan Stone
Nobody in the automotive industry buys carbon fiber. Nobody in the automotive industry buys steel. They buy a part, which has a function. If you make it in steel, you have to get 27 different stampings and weld them all together. If you make it in plastic, you can mold it in a single shot. So, functionality’s great. The problem is that if you put plastic with no reinforcement it’s not stiff enough — it doesn’t have the stiffness. And currently if you get the stiffness with carbon fiber, it costs you too much money.

David Stewart
The automotive industry has flirted with carbon fiber composites for quite a long time. We’ve seen that they have tremendous performance in racing applications and such. But there really hasn’t been a high-volume source for carbon fiber that could meet the needs of the auto industry. The sheer volume that would be required just for replacing an exterior body panel set for one mass-production vehicle is a substantial fraction of the worldwide capacity of carbon fiber today, so what’s missing is a high-volume source of the material.

Alan Stone
...Don’t forget the steel industry are not sitting still, they’re producing thin-walled, high-strength steel. Aluminum is coming along as a competitor. And so everybody is trying to fill the gap which is being created by legislation and energy consumption pressures. And, really the automotive industry is just sitting back and saying, “Hey guys, we’ve got this problem, what are you gonna do about it?”, they’re just saying, “We need a solution.”

Dave Gaul
I think the industry needs to band together... in more alliances, focus on solutions. For example, at Owens Corning we don’t necessarily — from a composites standpoint — even though we’re the world’s leader in glass fiber — we really look at ourselves as a composites solutions leader, and that’s what we’re focusing on. And that’s what I see with Cevolution as well.

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